Posting Supplement No. 12 dated August 10, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 378406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378406	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378406. Member loan 378406 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,925 / month
Current employer:	Accenture LLP	Debt-to-income ratio:	7.52%
Length of employment:	5 years 11 months	Location:	Dearborn, MI

Home town:	Tenkasi
Current & past employers:	Accenture LLP
Education:	Madurai Kamaraj University

This borrower member posted the following loan description, which has not been verified:

To consolidate all my debt and payoff faster within a year.

A credit bureau reported the following information about this borrower member on February 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,505.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 381628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381628	$12,875	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381628. Member loan 381628 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	JFP Enterprise LLC	Debt-to-income ratio:	17.57%
Length of employment:	1 year 5 months	Location:	pawtucket, RI

Home town:
Current & past employers:	JFP Enterprise LLC
Education:

This borrower member posted the following loan description, which has not been verified:

investment

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,248.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 391509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391509	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391509. Member loan 391509 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Abelman Frayne and Schwab	Debt-to-income ratio:	20.93%
Length of employment:	10 months	Location:	wantagh, NY

Home town:	WANTAGH
Current & past employers:	Abelman Frayne and Schwab
Education:	ST. JOHNS UNIVERSITY, ST. JOHNS SCHOOL OF LAW, Benjamin N. Cardozo School of Law

This borrower member posted the following loan description, which has not been verified:

My credit card debt is approximately $18,000. The majority of my debt is due to school (buying books, etc). I also owe a lot of money in student loans (undergraduate, law school and graduate school). Due to high interest rates no matter how much I pay a month my debt does not decrease. If I was given a loan I would be able to pay all my credit cards off in full and be debt free. By paying off my debt I will be able to afford paying my student loans, paying back this loan and still have enough money to be able to rent an apartment closer to work and still have money left over to save. This loan will help get my finances back on track and relieve my financial stress.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	82
Revolving Credit Balance:	$22,739.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393361	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393361. Member loan 393361 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,834 / month
Current employer:	Teva Neuroscience	Debt-to-income ratio:	1.68%
Length of employment:	7 months	Location:	Brookline, MA

Home town:	Niagara Falls
Current & past employers:	Teva Neuroscience, Ortho McNeil Pharmaceuticals
Education:	Albany Medical College

This borrower member posted the following loan description, which has not been verified:

Our second home exterior paint is in desperate need of attention. We would like to take a loan to put on maintenance free exterior siding and put new windows on the house.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,638.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403974	$1,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403974. Member loan 403974 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,549 / month
Current employer:	WA State Office of Attorney General	Debt-to-income ratio:	17.75%
Length of employment:	22 years 4 months	Location:	Lacey, WA

Home town:	Olympia
Current & past employers:	WA State Office of Attorney General
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a pellet stove to reduce heating costs in my home this winter. I am a great candidate for this loan because I have good credit, I have been at the same job for over 23 years, and I always pay my bills on time.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	69
Revolving Credit Balance:	$12,161.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404992	$7,200	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404992. Member loan 404992 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	national grid	Debt-to-income ratio:	8.97%
Length of employment:	16 years 1 month	Location:	selden, NY

Home town:	Glen head
Current & past employers:	national grid
Education:	Suny Farmingdale

This borrower member posted the following loan description, which has not been verified:

We would like to be able to put a second floor on our home. We need some extra funds to do so.

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,085.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409392	$1,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409392. Member loan 409392 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Anthony Jack's Wood Fire Grill	Debt-to-income ratio:	3.02%
Length of employment:	3 years 2 months	Location:	Southington, CT

Home town:	Southington
Current & past employers:	Anthony Jack's Wood Fire Grill, Central Connecticut State University
Education:	Central Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I'm a student at a state school in New England, I recently received my undergraduate degree (B.S. in Biomolecular Science) and am working towards my graduate degree this summer, but something odd happened. Since I graduated and my Master's acceptance isn't technically until fall my school has ruled me a non-matriculated student. The only drawback to this (I'm still enrolled full time) is that the school doesn't have to give me financial assistance. Thusly I'm up the creek without a paddle, I'm taking these classes I'm required to buy books for, but can't pay them. So I'm at the mercy of a loan to pay for these essential books so I can receive my Master's within a year and go be a productive piece of society. I have a small credit card that I always pay off and have a great GPA. I'm the typical lower middle class college student struggling to receive the best education I can possibly get. I work full time and make decent money, I just don't have the large amount I need now to pay for the courses since it needs to be in a big chunk. I'm an honest hard working person trying to start my life. The only reason I'm in this position is because a State institution saw fit to nickel and dime me for more money and not helping my financial predicament.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,559.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 416647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416647	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416647. Member loan 416647 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	FIDELITY INVESTMENTS	Debt-to-income ratio:	21.85%
Length of employment:	8 years 1 month	Location:	Lantana, TX

Home town:
Current & past employers:	FIDELITY INVESTMENTS
Education:

This borrower member posted the following loan description, which has not been verified:

Take advantage of real estate mkt and purchase more rental property's.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,276.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423819	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423819. Member loan 423819 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Yesterday's Island	Debt-to-income ratio:	17.76%
Length of employment:	5 years	Location:	Nantucket, MA

Home town:	Waltham
Current & past employers:	Yesterday's Island, Lockheed Martin Corp.
Education:	University of Vermont (UVM)

This borrower member posted the following loan description, which has not been verified:

I am requesting this money so I can consolidate my debts, move to Boston, and hopefully go to grad school at Suffolk University. I always pay my bills on time and am very responsible.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,658.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425533	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425533. Member loan 425533 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,067 / month
Current employer:	GRIC	Debt-to-income ratio:	21.40%
Length of employment:	4 years 9 months	Location:	chandler, AZ

Home town:	Des Moines
Current & past employers:	GRIC
Education:	Drake University, Arizona State University

This borrower member posted the following loan description, which has not been verified:

Hi. I am a first time home buyer. I am also a single mom raising two teenage girls, the oldest who has a physical disability. I have a good job, good income, and have been with the same company over 4 years. I pay all my bills on time, and am very responsible. I would like to buy before the first time new home owner tax credit expires at the end of the year so I can get the tax credit (which can be used to pay off this loan).

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,407.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425556	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425556. Member loan 425556 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Goldman Sachs Group	Debt-to-income ratio:	0.66%
Length of employment:	11 months	Location:	Staten Island, NY

Home town:	New Brunswick
Current & past employers:	Goldman Sachs Group
Education:

This borrower member posted the following loan description, which has not been verified:

I am in process of shopping for an engagement ring... (need I say more?) Unfortunately (fortunately) the markets have been on quite a nice ride and I am trying ambitiously not to liquidate my portfolio and lose the potential for some stellar returns (> the financing rate on this loan I'm sure...) Although I work in financial services my job is very safe. My firm has done well and is actually expanding. It is that rough period a few months before bonus time but the love of my life cannot wait any longer and I need to make this purchase sooner than later. Please let me know if you have any questions about my credit/mortgage/etc. I have great credit and am very proud of my fiscal discipline. Thank you!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$513.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426036	$15,550	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426036. Member loan 426036 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	PCB Piezotronics	Debt-to-income ratio:	8.39%
Length of employment:	1 year 3 months	Location:	Amherst, NY

Home town:	Saratoga Springs
Current & past employers:	PCB Piezotronics
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase 15% of a small business and will use the money for this. I have a full time job that I will continue to have. I can repay the loan with my income from my full time job alone.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$983.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426909	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426909. Member loan 426909 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Merrill Corporation	Debt-to-income ratio:	12.70%
Length of employment:	5 years 7 months	Location:	WASHINGTON, DC

Home town:	Bronx
Current & past employers:	Merrill Corporation, Cutting Edge Communication
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit card debt into one personal loan to pay off in 36 to 48 months.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$21,479.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427470	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427470. Member loan 427470 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	espey	Debt-to-income ratio:	16.42%
Length of employment:	10 years 3 months	Location:	gansevoort, NY

Home town:
Current & past employers:	espey
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get out from under my high intrest credit cards (whose rates continue to increase even though i have good credit scores and dont miss payments) and 1 personal loan that i took out last christmas that i didnt realize was almost 30%. i pay more in interest on this one loan then the principal.i used to belong to prosper lending network. i had a loan with them that i paid back and was approved for another before they went into their quiet period. i am a responsible person who even has a small business(racing stable) on the side from my main job. this loan will help me get out from under the debt that prevents me from getting a business loan in 3 yrs to expand.i missed one payment about 4 years ago on my car and it was just because i forgot. i usally set everything up to come out of my bank account but for some reason did not on that loan. it was caught up the following month when i realized it. i thank you in advance for looking at my loan.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	44
Revolving Credit Balance:	$6,302.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427621	$4,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427621. Member loan 427621 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	ConnectGO Internet Inc	Debt-to-income ratio:	9.60%
Length of employment:	4 years 6 months	Location:	Aurora, IL

Home town:	Elgin
Current & past employers:	ConnectGO Internet Inc, Domain Communications, Allstate Corp.
Education:	Elgin Community College

This borrower member posted the following loan description, which has not been verified:

Purchase price of car is $4500, car is in excellent condition and only has 41,000 Miles. It is a private party purchase, and it is impossible to get a private party car loan for a car older than 5 Years. I'm going to sell my car which is a 1996 Camry with 137,000 Miles, it is worth $3000 according to KBB. I have plenty of income, I am extremely frugal, and a successful Realtor with a focus on bank owned properties. I need a nicer looking car when showing properties and this car fits the bill nicely.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,284.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428433	$14,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428433. Member loan 428433 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	CJW Medical Center	Debt-to-income ratio:	12.75%
Length of employment:	2 years 6 months	Location:	Richmond, VA

Home town:	Lewisburg
Current & past employers:	CJW Medical Center
Education:	Christopher Newport University

This borrower member posted the following loan description, which has not been verified:

I have four revolving accouns I would like to consilidate for a lower intrest rate.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	32	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	25
Revolving Credit Balance:	$65,335.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428982	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428982. Member loan 428982 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	State of CT DDS	Debt-to-income ratio:	10.84%
Length of employment:	7 months	Location:	PUTNAM, CT

Home town:	Putnam
Current & past employers:	State of CT DDS, Sunrise Northeast, ECSU Dept of Planning and Institutional Research
Education:	Eastern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I'm trying to go back to school, which is unfortunately quite expensive. I make enough in my current job that I can certainly afford loan payments, but would have to wait quite a while to save up enough to pay for my educational expenses up front. In the current economy, only the wealthy and the destitute(the only ones who qualify for much financial aid) can afford to go to school using the more traditional payment types. Because I make enough to live on, I don't have the opportunity to better myself without seeking a loan. My credit history and score are reasonably good, and hopefully will be improving more in the coming years. I always make payments on time, and usually pay more than the minimum, because I don't really like being in debt. Also, the job info. on this site won't really give a good idea of how much I actually make. I recently (January of this year) got a job with the state of CT. In order to accomodate the schedule for it, I dropped myself down to on-call status with my other employer Sunrise Northeast, for whom I've worked for over 5 years. I take extra hours as a I please with both jobs, and therefore make 2-3 times my base pay, which is only about 1200 per month, pretax. Since I am able to take on more time, within certain limits of course, I can work more to pay for extras such as vacation, without sacrificing paying my bills. I believe that I am a good candidate because of the aforementioned, and hope that you will view me as such. Thank you for your time, and I hope that I am approved.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,962.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429586	$9,300	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429586. Member loan 429586 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Marlin Leasing	Debt-to-income ratio:	4.12%
Length of employment:	9 years 8 months	Location:	SICKLERVILLE, NJ

Home town:	Bethlehem
Current & past employers:	Marlin Leasing
Education:	Camden County College

This borrower member posted the following loan description, which has not been verified:

We are starting a new family and just want to consolidate the last of our dept.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	35
Revolving Credit Balance:	$1,067.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429637

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429637	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429637. Member loan 429637 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	123 appartment corp.	Debt-to-income ratio:	18.57%
Length of employment:	7 months	Location:	NEW YORK, NY

Home town:	New York
Current & past employers:	123 appartment corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Interest Rate APREstimated Monthly PaymentTerm Loan Amount 14.110%16.550%$171.153 Years$5,000

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	31
Revolving Credit Balance:	$10,883.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429733	$15,850	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429733. Member loan 429733 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,534 / month
Current employer:	El Monte City School District	Debt-to-income ratio:	9.50%
Length of employment:	17 years	Location:	Colton, CA

Home town:
Current & past employers:	El Monte City School District
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate some debt into one payment.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,405.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 430033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430033	$12,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430033. Member loan 430033 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,720 / month
Current employer:	Bristol Myers Squibb	Debt-to-income ratio:	10.65%
Length of employment:	3 months	Location:	CLEMSON, SC

Home town:	Columbia
Current & past employers:	Bristol Myers Squibb, Best Buy Co. Inc.
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt that I accumulated through college. I am looking for a lower interest rate on this loan than my credit cards. I would use this loan to fully pay off those balances.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,294.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430262	$7,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430262. Member loan 430262 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Duro Tire & Wheel	Debt-to-income ratio:	22.77%
Length of employment:	1 year 1 month	Location:	Atlanta, GA

Home town:	Ottawa Lake
Current & past employers:	Duro Tire & Wheel
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

I graduated from college 19 months ago. During college I opened several credit cards and used them to pay for everyday expenses. Now that I have been out of college for over a year I have been making good progress on my credit cards but because of the quantity of payments I am not making progress as fast as I'd like. I am seeking a consolidation loan in order to roll all of those payments into one. I have a good history of paying on time and other than building up credit card debt in college I have no other problems on my credit. I have a car loan that is 12 months along and I have not made any late payments. I also have a very low interest small student loan that I am ahead on and I always paid off the interest every month in college. I currently contribute about 25%-30% of my total income to savings and if I get this loan I will be able to increase that. My degree from college is a BBA in Personal Finance and I consider myself a responsible individual. In college I worked for the bank National City. I currently work as an account executive for a tire manufacturer and I sell to distributors. This year we have increased our business and signed on several new clients. I am expecting to be receiving a raise soon. Please consider my request. Thank you, Matthew Franklin

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,325.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430268	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430268. Member loan 430268 was requested on July 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Chaffey Joint Union High School District	Debt-to-income ratio:	8.86%
Length of employment:	4 years	Location:	Rancho Cucamonga, CA

Home town:	San Francisco
Current & past employers:	Chaffey Joint Union High School District
Education:	California State Fullerton, Gonzaga University

This borrower member posted the following loan description, which has not been verified:

I am employed as a teacher and am trying to consolidate debt to one consistent monthly payment for a finite payment schedule.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,745.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430325	$3,800	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430325. Member loan 430325 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	CVS Caremark Corp.	Debt-to-income ratio:	4.44%
Length of employment:	1 year 4 months	Location:	Quincy, MA

Home town:	Quincy
Current & past employers:	CVS Caremark Corp.
Education:	Wentworth Institute of Technology, University of Massachusetts at Boston

This borrower member posted the following loan description, which has not been verified:

Ever since I was little, I was fascinated by cars and now I am ready to purchase one. With your help I will be able to get into an affordable dream car that I have always wanted. I will be using this loan to purchase a car. I am a responsible candidate for this loan because I pay all my bills on time, never have I missed any payments. Only reason why I am resorting to this is due to me being not qualified for an auto loan from the dealership. However, with that said, I am financially stable and I do not live paycheck to paycheck.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,885.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430633	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430633. Member loan 430633 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,642 / month
Current employer:	Retired	Debt-to-income ratio:	1.35%
Length of employment:	9 years 10 months	Location:	Crawford, TX

Home town:	Champaign
Current & past employers:	Retired, Control Data Corporation, Harvard University, Smithsonian Institution, University Of Illinois, Illinois Power Co.
Education:	Control Data Institute, Tarrant County CC

This borrower member posted the following loan description, which has not been verified:

A unexpected tax lien requires quick action. This lien is on debt free property of 5 acres with a 4 bdrm 3 bath manufactured home.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,876.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430755	$9,300	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430755. Member loan 430755 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Nordstrom	Debt-to-income ratio:	12.15%
Length of employment:	8 years	Location:	CHICAGO, IL

Home town:	Columbus
Current & past employers:	Nordstrom, The Limited, Inc
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Too much spending in my 20s lead to too much debt in my 30s. For the past month, I've been tracking my finances thru Quicken online and realized I pay more in credit card payments than rent! I've been using cash/debit almost exclusively since January but recently realized that I can't continue the trend without consolidating my debt. For the past couple of days, this problem has honestly been the 1st haunting thought that comes to mind when I wake up. I always pay my bills, I have over $2,000 in savings to take care of any mis-haps or unexpected expenses which helps. I'm getting older and, as a result, tired of this non-sense - no more credit card debt! I've now controlled my impulse shopping habit (I work in retail, so that is very hard to do!) and I actually feel comfortable saying "no" or "I can't afford that" when asked to go places or do things. Getting this loan will cut my payments down to half and help me stay above water each month. It will give me a solid gameplan and timeline to get rid of my credit once and for all...and eventually get Back in the Black. P

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,498.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430831	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430831. Member loan 430831 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Network Controls & Electric Inc	Debt-to-income ratio:	21.05%
Length of employment:	1 year 2 months	Location:	Simpsonville, SC

Home town:	Greenville
Current & past employers:	Network Controls & Electric Inc, ebridge Technologies Inc, Piedmont Natural Gas
Education:	Furman University, Clemson University

This borrower member posted the following loan description, which has not been verified:

Loan of $25k to cover tax liability associated with K1 earnings in 2008.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,380.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430886	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430886. Member loan 430886 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	KeyPoint Credit Union	Debt-to-income ratio:	12.83%
Length of employment:	2 years 11 months	Location:	Santa Clara, CA

Home town:	Manila
Current & past employers:	KeyPoint Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate debt

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,882.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430907	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430907. Member loan 430907 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,741 / month
Current employer:	Spanish Missions Network	Debt-to-income ratio:	22.05%
Length of employment:	5 years 7 months	Location:	BAYONNE, NJ

Home town:	Limon
Current & past employers:	Spanish Missions Network, Peoples Baptist Church
Education:	Seminario Biblico Bautista

This borrower member posted the following loan description, which has not been verified:

My credit history proof that This is a loan that can be handle. We are improving our bussiness and need some help. I am looking preferible for a 3 to 5 years Loan. Thanks God bless.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,130.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 430916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430916	$21,125	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430916. Member loan 430916 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,717 / month
Current employer:	Shaw Group	Debt-to-income ratio:	11.47%
Length of employment:	1 year 5 months	Location:	Sugar Hill, GA

Home town:	New York
Current & past employers:	Shaw Group, Fluor Corporation, Worley Parson, Siemens, Georgia Power
Education:	DeVry University-Georgia

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and close 3 accounts in 1 loan.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,283.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430930	$10,400	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430930. Member loan 430930 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Cushman & Wakefield, Inc.	Debt-to-income ratio:	8.87%
Length of employment:	2 years 1 month	Location:	Clifton, NJ

Home town:	New Brunswick
Current & past employers:	Cushman & Wakefield, Inc., Foot Locker
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I have very high interest on some credit cards. I would like to consolidate all of this debt into one, lower interest payment. I always pay every card on time - even with the high interest. I never miss a payment. I have tried over the years to pay off the balances but the high interest rates make it very difficult. I am very concerned about my credit rate and will ensure that I make payments on a timely basis.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,991.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430940	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430940. Member loan 430940 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	stefanos II pizzeria	Debt-to-income ratio:	3.05%
Length of employment:	3 years 5 months	Location:	PHILADELPHIA, PA

Home town:	Philadelphia
Current & past employers:	stefanos II pizzeria
Education:

This borrower member posted the following loan description, which has not been verified:

i need to borrow 20,000.00for a personel loan

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,294.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 430951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430951	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430951. Member loan 430951 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Candaian national railroad	Debt-to-income ratio:	6.75%
Length of employment:	17 years	Location:	Proctor, MN

Home town:	portland
Current & past employers:	Candaian national railroad
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently working at a high paying job and wish to clear credit card debt quicker and easier.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,894.00	Public Records On File:	1
Revolving Line Utilization:	78.60%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430963	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430963. Member loan 430963 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Abbott Laboratories	Debt-to-income ratio:	9.37%
Length of employment:	1 year 6 months	Location:	Chicago, IL

Home town:	Philadelphia
Current & past employers:	Abbott Laboratories, Gelest, Inc
Education:	Pennsylvania State University-Main Campus, DePaul University

This borrower member posted the following loan description, which has not been verified:

I would like to borrow money in order to finance a diamond engagement ring from a store that does not provide financing. I do not want to lend from a major banking corporation mainly due to the fact that they have raise interest rates because of the market and have made loans for someone like me difficult to get.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,481.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430967

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430967	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430967. Member loan 430967 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,583 / month
Current employer:	Nationstar Mortgage LLC	Debt-to-income ratio:	12.96%
Length of employment:	9 years 1 month	Location:	Richardson, TX

Home town:	Dallas
Current & past employers:	Nationstar Mortgage LLC, Microsoft
Education:	University of TX at Dallas

This borrower member posted the following loan description, which has not been verified:

My goal is payoff 3 credit cards. I will keep 1 after consolidation for everyday bills and close the other 2 accounts. The cards rates have gone and up and I dont feel like I can catch up. Goal is consolidate and pay it off. I have good credit and pay on time.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,672.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 430968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430968	$24,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430968. Member loan 430968 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Self-Employed	Debt-to-income ratio:	15.19%
Length of employment:	4 years 2 months	Location:	Brooklyn, NY

Home town:	Cherry Valley
Current & past employers:	Self-Employed
Education:	Hamilton College-Clinton, University of Pennsylvania, Columbia University in the City of New York

This borrower member posted the following loan description, which has not been verified:

Hi -- reinstating my loan request. Our accountants had not yet finished our personal taxes (we filed extensions) at the time of my last loan request, so despite the number of people interested we couldn't move forward. This is now completed, thankfully. So here's the story: My girlfriend and I run a small but growing fashion company. We want to keep growing, and are soliciting investors. At the same time, we'd like to put some more money into the business as well, and increase the equity. You can help us increase our equity by lending to me. Our business has been around for four years here in Brooklyn, and has been profitable for the past three years. We operate two store locations in Manhattan and Brooklyn, and sell on our website. We offer a wide range of products, from handbags and clothing to shoes and accessories. We look forward to 20-30% growth this year, and the money we receive will help us toward that goal. Thank you for your time.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,943.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430971	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430971. Member loan 430971 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,728 / month
Current employer:	Executive 1 Financial	Debt-to-income ratio:	15.53%
Length of employment:	3 years 9 months	Location:	Arlington Heights, IL

Home town:
Current & past employers:	Executive 1 Financial
Education:	William Rainey Harper College

This borrower member posted the following loan description, which has not been verified:

I have a Bank Of America loan on a high rate and I would like to refinance it and pay it off

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,438.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431032	$6,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431032. Member loan 431032 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Roll Forming Corporation	Debt-to-income ratio:	3.30%
Length of employment:	1 year 6 months	Location:	LAWRENCEBURG, KY

Home town:	Kinards
Current & past employers:	Roll Forming Corporation, Topy Corporation
Education:	Middle Tennessee State University

This borrower member posted the following loan description, which has not been verified:

Finish completion of garage floor/doors on new house.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,860.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431070	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431070. Member loan 431070 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Western Athletic Clubs	Debt-to-income ratio:	15.73%
Length of employment:	2 years 6 months	Location:	Mill Valley, CA

Home town:	Albuquerque
Current & past employers:	Western Athletic Clubs
Education:	Haas School of Business, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards. The total debt is $25500. I would like to consolidate the debt and make one big monthly payment and reduce the average interest rate

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,015.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431081	$10,875	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431081. Member loan 431081 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Allied-Barton Security	Debt-to-income ratio:	13.76%
Length of employment:	9 years 4 months	Location:	Cocoa, FL

Home town:	Sacramento
Current & past employers:	Allied-Barton Security, Pinkerton Government Services, Omniplex Security, Burns / Wells Fargo Security
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

I'm seeking a loan to refinance my credit card debts that are above 20% APR. I easily make my minimum payments and include extra when I can. However, I've calculated that I'll save at least a year on my debt-elimination plan and several thousand dollars in interest if I refinance. How I got into this position can be summed up in one word: foolishness. Over the past year, I've wisened up to my credit, but I would appreciate help in correcting my past mistakes. Thank you for your time.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,422.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431106	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431106. Member loan 431106 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	pitman company	Debt-to-income ratio:	20.51%
Length of employment:	12 years 2 months	Location:	north tonawanda, NY

Home town:	North Tonawanda
Current & past employers:	pitman company, Panes restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

lookin to replace my old daily driver (frame rot) and I really missed my old jeep and found a very good deal on a nice used one

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	71
Revolving Credit Balance:	$12,189.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431251	$4,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431251. Member loan 431251 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	great western	Debt-to-income ratio:	3.34%
Length of employment:	11 years	Location:	west valley, UT

Home town:
Current & past employers:	great western
Education:	none

This borrower member posted the following loan description, which has not been verified:

.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,141.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431261	$1,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431261. Member loan 431261 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Jeannette Specialty Glass	Debt-to-income ratio:	21.47%
Length of employment:	4 years 6 months	Location:	Manor, PA

Home town:
Current & past employers:	Jeannette Specialty Glass
Education:

This borrower member posted the following loan description, which has not been verified:

I want to use the money to payoff my credit cards and possibly use some for a start in looking for a place to live. I've always paid all my bills on time and should have good credit.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431294	$3,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431294. Member loan 431294 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	2.24%
Length of employment:	n/a	Location:	AURORA, IL

Home town:	AURORA
Current & past employers:	SAM'S CLUB
Education:

This borrower member posted the following loan description, which has not been verified:

consolidating 3 credit cards

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,298.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431302	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431302. Member loan 431302 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Muscogee County School	Debt-to-income ratio:	15.77%
Length of employment:	32 years	Location:	Columbus, GA

Home town:
Current & past employers:	Muscogee County School
Education:	Columbus State University, Troy State University at Phenix City

This borrower member posted the following loan description, which has not been verified:

I have never defaulted on credit card or loan. My income consists of fulltime job and retirement.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	54
Revolving Credit Balance:	$33,900.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431309	$3,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431309. Member loan 431309 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,408 / month
Current employer:	Out Tech, Inc.	Debt-to-income ratio:	24.73%
Length of employment:	4 years 10 months	Location:	Dillsburg, PA

Home town:	Dillsburg
Current & past employers:	Out Tech, Inc., Purdue University
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am a 30 year old IT Manager at a small company. Previous work experience in small businesses and major universities in IT. Looking to expand my expertise and income potential through study of IT certifications. Money will be used to attend certification classes and taking exams for certification. After certification (Cisco CCNA and Microsoft MCSE) I will be able to increase my income to between 90k and 120k per year (within 12 months). I am a father of a 2 year old daughter who means everything to me. Wanting to provide for her and my Wife as best as I possibly can.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$3,777.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 431418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431418	$7,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431418. Member loan 431418 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Alienware Corp	Debt-to-income ratio:	18.13%
Length of employment:	5 years 6 months	Location:	miami, FL

Home town:	Miami
Current & past employers:	Alienware Corp, Dell Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I and my wife need the loan for a IVF (In vitro fertilization) threatment. We are threatment for doctors of the Fertility & IVF Ceneter of Miami. I have the complete threatment costs list.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,236.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431443	$4,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431443. Member loan 431443 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Paul Davis Restoration and Remodeling	Debt-to-income ratio:	15.60%
Length of employment:	3 years	Location:	mount pleasant, SC

Home town:	Columbia
Current & past employers:	Paul Davis Restoration and Remodeling, Midlands Auto Broker
Education:	Midlands Technical College

This borrower member posted the following loan description, which has not been verified:

I carry about 4,000.00 in credit card debt that i would like to consolidate into one payment and would not mind having a little extra to take a trip with.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,090.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431461	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431461. Member loan 431461 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,767 / month
Current employer:	LBJ hospital	Debt-to-income ratio:	21.48%
Length of employment:	8 years	Location:	HOUSTON, TX

Home town:	san salvador
Current & past employers:	LBJ hospital, harris county
Education:	none

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and student loan

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,529.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431496	$18,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431496. Member loan 431496 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,603 / month
Current employer:	Self employed	Debt-to-income ratio:	13.27%
Length of employment:	1 year 9 months	Location:	Catonsville, MD

Home town:	Baltimore
Current & past employers:	Self employed, Bally Total Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

This will be used to pay a tax bill and investment in education.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,423.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431597	$9,850	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431597. Member loan 431597 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	rochelle paint & body	Debt-to-income ratio:	16.95%
Length of employment:	7 months	Location:	CORDELE, GA

Home town:	albany
Current & past employers:	rochelle paint & body, sunbelt ford lincoln mercury
Education:

This borrower member posted the following loan description, which has not been verified:

i am trying to cosolidate a few loans and do some home improvements and will be renting home out later. i will be building new home after renting the one i own now. thank you,

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,760.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431602	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431602. Member loan 431602 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,417 / month
Current employer:	Catapult Learning	Debt-to-income ratio:	15.67%
Length of employment:	5 months	Location:	palm beach gardens, FL

Home town:	Lansing
Current & past employers:	Catapult Learning
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

I need this loan to payoff a credit card where they drasitcially changed my interest rates. I have good credit and make very good money so I am not a risk. I can not do a home equity line of credit because I own two properties with other people on the loans that do not need be involved.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$145,711.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431618	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431618. Member loan 431618 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Clearfield Hospital	Debt-to-income ratio:	24.01%
Length of employment:	17 years	Location:	FRENCHVILLE, PA

Home town:	Frenchville
Current & past employers:	Clearfield Hospital
Education:	Lock Haven University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Purchasing land.. appraisel will take 3-4 weeks. need money to close in 1 week.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	67
Revolving Credit Balance:	$21,864.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431678	$19,125	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431678. Member loan 431678 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,517 / month
Current employer:	Columbia University Medical Center	Debt-to-income ratio:	10.28%
Length of employment:	2 years 6 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Columbia University Medical Center, Beth Israel Medical Center, Continuum Health Partners
Education:	Cornell University, CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt to a better rate and in addition borrow money to help cover funeral costs for family members.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,573.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431680	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431680. Member loan 431680 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Daycare Owner	Debt-to-income ratio:	14.53%
Length of employment:	6 years	Location:	LEXINGTON, KY

Home town:	clark county
Current & past employers:	Daycare Owner, Miracles and Wonders Play and Learn Center
Education:	Eastern Kentucky University

This borrower member posted the following loan description, which has not been verified:

This is to help me pay for a medical procedure

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	42
Revolving Credit Balance:	$32,904.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431699	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431699. Member loan 431699 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	self	Debt-to-income ratio:	12.57%
Length of employment:	2 years 6 months	Location:	Jacksonville, FL

Home town:	Gainesville
Current & past employers:	self
Education:	Appalachian State University, Florida Coastal School of Law

This borrower member posted the following loan description, which has not been verified:

I started a bussiness about two years ago. Now that my business is thriving I need to pull myself out of debt. I am paying down several credits and debts at once. If I could consolodate into one payment I could pay down all at one time. I am responsible in my finances and everyday life. I run my own business and am trying to free up funds to secure my financial future by getting out of debt. The best way for me to do it is to consolidate my debt.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,829.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431744	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431744. Member loan 431744 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,172 / month
Current employer:	Aetna Inc.	Debt-to-income ratio:	10.97%
Length of employment:	22 years 2 months	Location:	Fall River, MA

Home town:	Fall River
Current & past employers:	Aetna Inc.
Education:	Bristol Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting 2500 to pay off a loan I have through my ISP/Retirement plan at work so that it will then free up money for me to take to repay this loan along with a few credit cards I have.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,527.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431832	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431832. Member loan 431832 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	18.00%
Length of employment:	n/a	Location:	Petaluma, CA

Home town:
Current & past employers:
Education:	Dominican University of California

This borrower member posted the following loan description, which has not been verified:

I'm really looking to consolidate my CC balances. I have a 735 FICO score, I've never missed or made a late payment. I'm sick of the games that CC companies are playing with interest rates, I just want to pay off my balances and be done.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,340.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431881	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431881. Member loan 431881 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Veitch-Radex America Inc.	Debt-to-income ratio:	13.68%
Length of employment:	2 years 10 months	Location:	ASHTABULA, OH

Home town:	Ashtabula
Current & past employers:	Veitch-Radex America Inc.
Education:	Kent State University-Ashtabula Campus

This borrower member posted the following loan description, which has not been verified:

I want to pay off an existing credit card debt. Your loan will allow me to have a fixed debited payment. I can create a realistic budget to better accomplish my finacial goals. Thank you for your consideration. Mark E. Swann

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,012.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431924	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431924. Member loan 431924 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	VAMC	Debt-to-income ratio:	13.38%
Length of employment:	14 years	Location:	Los Lunas, NM

Home town:	belen
Current & past employers:	VAMC
Education:	University of Phoenix, University of New Mexico-Valencia County Branch

This borrower member posted the following loan description, which has not been verified:

Money will be used to consolidate debt into one paymnet per month

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,356.00	Public Records On File:	1
Revolving Line Utilization:	50.00%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431935	$5,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431935. Member loan 431935 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	US Xpress Enterprises	Debt-to-income ratio:	13.19%
Length of employment:	1 year 10 months	Location:	Dearborn Heights, MI

Home town:	bay city
Current & past employers:	US Xpress Enterprises, Celadon Trucking
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

My girlfriend and I need a more reliable car. Our 1979 Mercedes 240D is averaging $3000 a year in maintenance and has bought a vacation home in our mechanic's garage (and he can afford to go on one too with all the $$ we've given him). I have been a truck driver for seven years and appreciate the VW diesels as reliable efficient modes of transportation. We only need one car so the sooner we get a VW, the sooner we can sell the MB.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,417.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431958	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431958. Member loan 431958 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	self	Debt-to-income ratio:	6.80%
Length of employment:	9 years 8 months	Location:	fair oaks, CA

Home town:	Sacramento
Current & past employers:	self, evangeline, rubicon brewing company
Education:	Wake Forest University, California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards with this loan. A few creditors raised my apr even though my credit score had recently gone up and I had no late payments. I am a self employed medical massage therapist, whith regular clients for the past 9 years and have one employee who subs for me when I travel over seas to teach massage. I have low business over head expenses. My clientele are permamently disabled, and I see them in their home on an out call basis. My only over head is gas and massage oil. With this loan I'll be able to use my income to upgrade my credentials from MTP(massage therapy practitioner) to HHTP(holistic health therapy practitoner) which will improve my position in a very competitive career. Investing in several classes will enable me to do this. Thank You for considering me as your borrower

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,243.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431987	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431987. Member loan 431987 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Accelerated Electric, Inc.	Debt-to-income ratio:	3.72%
Length of employment:	9 years	Location:	fallbrook, CA

Home town:	San Bernadino
Current & past employers:	Accelerated Electric, Inc., Porges Backhoe and Grading
Education:	The University of Phoenix

This borrower member posted the following loan description, which has not been verified:

The tanning studio, in question, is going to be responsible for re-defining the industry. We are going to introduce the Riverside County area, to high end, yet affordable, UV and UV free tanning. Additionally, the studio will diversify by housing a full time hair stylist. Through careful research and strategic planning, the studio will provide a customer service experience unknown to the industry. The aesthetics of the salon in correlation with the many fine tuned, low overhead, customer service techniques cannot be located within the industry. The most important ally of a tanning salon is an experienced and trustworthy electrician. As the Vice President, of a renowned electrical defense contractor, I encompass tools and experience that will assist in decreasing overhead, resulting in more competitive prices and innovative design. Recently, both my wife and I, traveled to Washington DC to discuss our recent findings regarding the substantial and diverse capabilities of certain lighting. The findings are so significant that we are currently working with the Oversight Board to address the inaccurate/dated information provided by the DOE. Perceptibly, these lights will be installed in the studio. My wife, who holds a degree in Business Marketing, will work at the studio full time. Her education, experience, and aggressive edge will ensure the studio maximizes its target market. Additionally, her presence for the first year will eliminate labor overhead, while ensuring our message is clear. Current economic conditions are an obvious weakness for any active business; however, these economic conditions also present opportunities previously unavailable. Economic statistics show women are willing to make great sacrifices in other areas to preserve funds for beauty. Although the target market could potentially experience a temporary decrease in activity, the active base is significant enough to sustain a business with a strong operating model. Additional opportunities include countless retail leasing options fitting the studio demographic. These previously unavailable locations are leasing for less than half of the cost in 2007 and 2008. Considering the geographic location of the studio is one of the most profitable in the nation, the leasing opportunities available are invaluable.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	11
Revolving Credit Balance:	$11,973.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431997	$17,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431997. Member loan 431997 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,579 / month
Current employer:	Siemens Healthcare	Debt-to-income ratio:	0.30%
Length of employment:	3 years	Location:	LAKE IN THE HILLS, IL

Home town:
Current & past employers:	Siemens Healthcare, Huntsman
Education:	Lewis University, Robert Morris College, Illinois Valley Community College

This borrower member posted the following loan description, which has not been verified:

We have debt with only one real creditor. We owe money only to one bank for our house that we've recently purchased. During the pruchase and move, our family loaned us money for some unexpected expenses and we would like to repay them in full. We have very good credit, stable employment, and have always paid our loans off on time, if not early.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	25
Revolving Credit Balance:	$209.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 432048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432048	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432048. Member loan 432048 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Hidalgo Medical Services	Debt-to-income ratio:	7.23%
Length of employment:	5 years 2 months	Location:	SILVER CITY, NM

Home town:	Clumbus
Current & past employers:	Hidalgo Medical Services, St. Edwards Mercy Medical Center
Education:	Suny Stony Brook

This borrower member posted the following loan description, which has not been verified:

My husband and I have accumulated too much credit card debt at very high interest rates. We have not missed a payment but it is getting harder and harder. I do not want to get behind. We cut up our cards because we know we can not handle them. I have always paid my loans and do not want to stop now. We just need a more reasonable interest rate and a light at the end of the tunnel. I make 105,000 a year. I have a car payment and a mortgage. We can make reasonable payments at a reasonable interest rate. I figure that someone would like to make some money off of my loan other than the credit card companies and I am good for it. Someone just needs to give me a chance. I work for a Federally qualified health clinic in an underserved area of New Mexico as a physician assistant. I also work parttime at out ER. My husband stays home with our 4 children one of whom is mildly mentally retarded. Please help . I won't except a payment deal that I can't make and finish. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,700.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432057	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432057. Member loan 432057 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Kronick, Moskovitz, Tiedemann & Girard	Debt-to-income ratio:	24.04%
Length of employment:	4 years	Location:	Bakersfield, CA

Home town:	New Orleans
Current & past employers:	Kronick, Moskovitz, Tiedemann & Girard
Education:	Cal Poly San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

Desiring to eliminate credit card debt and the unwaranted rise in rates

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,159.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432091	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432091. Member loan 432091 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,208 / month
Current employer:	RJM Woodworking	Debt-to-income ratio:	0.40%
Length of employment:	4 years 8 months	Location:	WARWICK, RI

Home town:	Warwick
Current & past employers:	RJM Woodworking, US Postal Service (USPS)
Education:	Community College of Rhode Island

This borrower member posted the following loan description, which has not been verified:

To Whom it May Concern, I am requesting this loan for many reasons. First and most important is for my children. I have a new baby boy and my current vehicle does not have enough room for him. I can't even fit my two older children safely. Secondly, is my current vehicle is not in very good condition. The repair costs are more than it is worth. I am a very responsible person, who knows what his priorities are. Having a newer, more reliable vehicle will allow me to continue going back and forth to work. Which in turn will give me the funds to pay back my loan. It will also allow me to take my children where they need to go; whether it is to a doctor's appointment, school, etc. Thank you in advance for your time and consideration. Sincerely, Jason Gray

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	22	Months Since Last Delinquency:	7
Revolving Credit Balance:	$970.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432095	$3,975	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432095. Member loan 432095 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,667 / month
Current employer:	Northwest Indian College	Debt-to-income ratio:	24.72%
Length of employment:	3 years	Location:	Bellingham, WA

Home town:	Orangeburg
Current & past employers:	Northwest Indian College, Whatcom County Parks and Rec
Education:	Davidson College, Western Washington University

This borrower member posted the following loan description, which has not been verified:

My husband and I will be selling our 2 old vehicles in order to buy a car or minivan that will fit our family of 4 as well as make it across the country. We are moving from Washington state to South Carolina in order to take care of my grandmother. Neither of our cars will make it. With this change in situation, I am nearing the end of my employment (where I've been working for 3 years). Once we move to SC, we will be getting a stipend to live with and take care of my grandmother. (This stipend will be a similar payment to what I was earning previously.) Our housing will also be paid for. My husband will find work once we get there. I am hoping to participate in this loan program because I would much rather repay individuals instead of a bank or car dealership.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	55
Revolving Credit Balance:	$19,160.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432100	$10,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432100. Member loan 432100 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Valic	Debt-to-income ratio:	19.03%
Length of employment:	6 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Valic, Randstad Professional Services
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off a credit card with a low interest loan. I have not had a single late payment on any account in over 6 years. This loan will help me pay off my debt much faster than paying the credit card companies.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,861.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432182	$6,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432182. Member loan 432182 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Top Quality Designs	Debt-to-income ratio:	4.65%
Length of employment:	7 months	Location:	Houston, TX

Home town:	Greenville
Current & past employers:	Top Quality Designs, Phonoscope
Education:	Mississippi Delta Community College, The Art Institute of Houston

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to improve my home. My home needs a few updates to modernize it, and make it more compatible with surrounding homes in my neighborhood. This loan would provide the funding to make those changes possible. The changes would be simple updates, such as new countertops and flooring. Not major, expensive changes, but sensible ones which would increase my homes market value without being too pricey. The amount of the loan which I am requesting is a reasonable enough amount that making monthly payments would not be a problem. I have established a timely pay history with my existing creditors, so if granted the loan, punctual payments would not be a problem.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$903.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432186	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432186. Member loan 432186 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Philadelphia Financial Group	Debt-to-income ratio:	20.18%
Length of employment:	10 years	Location:	KENNESAW, GA

Home town:	Bronxville
Current & past employers:	Philadelphia Financial Group, JP Morgan Chase
Education:	University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$163,522.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432188	$13,850	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432188. Member loan 432188 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,538 / month
Current employer:	Miami County ESC	Debt-to-income ratio:	21.14%
Length of employment:	2 years 10 months	Location:	Dayton, OH

Home town:	Dayton
Current & past employers:	Miami County ESC, Click Camera
Education:	Wright State University-Main Campus, Sinclair Community College

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: Credit Card Debt Consolidation My financial situation: At age 18 I was approved for a $10,000 US Bank credit card. Working part time and going to school, this card became a crutch. Over time, the same thing happened with several more credit cards until I woke up one day and realized I was living beyond my means. Fast forword a decade and things are much better. I own my car free and clear and purchased a home several years ago. I've held a steady job for many years with the same school district I graduated from long ago. Alas, the credit card debt from my youth is still around to haunt me. I'm looking to consolidate my remaining credit card balances into one sum, with a lower APR, thus allowing me to make one payment rather than several. I've never been late on a payment, credit card or otherwise, and I've learned the hard way about money management. Ideally I would have taken out a Home Equity loan to consolidate my debt, however the recent housing conditions and lower reappraised value of my home have not allowed me this option. Thank you.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,470.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432227	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432227. Member loan 432227 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	CRC CAPITAL GROUP LLC	Debt-to-income ratio:	10.02%
Length of employment:	3 years 5 months	Location:	FREEPORT, NY

Home town:	Freeport
Current & past employers:	CRC CAPITAL GROUP LLC, Wild Cat Ent
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

Pay off car loan and all revolving debt.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,125.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432230	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432230. Member loan 432230 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Robert Half International	Debt-to-income ratio:	16.83%
Length of employment:	11 years 1 month	Location:	Los Angeles, CA

Home town:
Current & past employers:	Robert Half International
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to both consolidate and lower the interest rate I am currently paying on credit card debt. These debts were incurred during home remodeling and the birth of a child a few years ago. Like so many Americans, the current economy has given me the opportunity to wake up and smell the coffee and I am committed to becoming credit card debt free over the next few years, and staying that way. I am also applying for a peer to peer loan because I like the idea of individuals and families like my own having a chance to earn interest off my mistakes, rather than large banks, which all seem to be raising interest rates in advance of the upcoming credit card reforms. By giving me this loan, you will help me put my family on the road to a successful financial future. I have a well-paying job with a six figure income and have worked for my employer for eleven years. I have more than 30% equity in my home and an emergency fund, and we have restructured our budget and lifestyle so that we are living frugally. My entire family is committed to doing whatever it takes to get rid of our debt. You will find me to be an extremely responsible borrower, and I really appreciate your consideration.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	31
Revolving Credit Balance:	$144,165.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432256	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432256. Member loan 432256 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	sprint	Debt-to-income ratio:	18.95%
Length of employment:	10 years	Location:	ORLANDO, FL

Home town:	Summit
Current & past employers:	sprint, Chubb Corp.
Education:	County College of Morris

This borrower member posted the following loan description, which has not been verified:

loan is to remodel my kitchen

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,471.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432264	$5,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432264. Member loan 432264 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,408 / month
Current employer:	Self Employed	Debt-to-income ratio:	20.39%
Length of employment:	3 years 8 months	Location:	Los Angeles, CA

Home town:	Albuquerque
Current & past employers:	Self Employed
Education:	Regis University, Marymount Manhattan College, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

I run an entertainment industry consulting business. I consult on screenplays and productions. I have three primary goals with the loan: I have a website which needs to be thoroughly revamped. One of the outcomes of this is to have space and a design that will attract advertisers for the website. The other is to place more advertisements on websites which will attract more clients. This loan will be repaid through the income brought in through my advertisers and the new clients I bring in through my advertising. My advertising thus far has been very effective at bringing in new business; I just have not had the finances to advertise to the extent I want or that my business needs. I also wish to consolidate/pay off the $5,000 in debt I currently hold. $4,000 has been debt from my business expenses and $1,000 is because I gave that card to my mom when she was going through a rough time with medical problems and her job last year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,082.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432271	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432271. Member loan 432271 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Newman Regional Health	Debt-to-income ratio:	17.70%
Length of employment:	9 years	Location:	Lebo, KS

Home town:	Lebo
Current & past employers:	Newman Regional Health
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Chase just increased interest rates from 7.4% all the way up to 14.0% on my balances due for no reason at all. I had payments set on auto pay and have not been late with any payments so I am looking to pay them off and get rid of my cards. I work full time as a nurse in Kansas and have a good credit history. I have a son in college right now (his junior year) I am married and my husband works full time also.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,120.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432294	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432294. Member loan 432294 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	IPC	Debt-to-income ratio:	11.95%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:	Taipei
Current & past employers:	IPC, Gateway, Inc., City National Bank
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

Hi Everyone, I am requesting a loan for my wedding expense. Our budget is no more than $15K. I have an existing loan with Lending Club to consolidate an old debt with lower interest rate, this loan was funded in July 2008 and I have never been late with any payments to LC (LC can verify this). My current take home is $2,185 (after tax) bi-weekly, so it's around $4,300 per month (after tax.) I have been with my current employer for 2 years and have continuously been employed for 10 years with no gap. I can fully document my current income by providing copies of paystubs or W2 to Lending Club. My current monthly fixed expenses are as follows: Car Payment $347 Car Insurance $100 Student Loan $75 Lending Club $221 Cell Phone $ 30 Rent/Utilities $ 0 (Fiance pays for all living expense) Total: $773 With the above expenses..it leaves me $3,527 a month so I am in a good position to carry this new loan without over-stretching my finance. My credit card utilization is around 1% to 5%....DTI is very low. Please feel free to ask me any questions! Thank you!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	66
Revolving Credit Balance:	$1,635.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 432303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432303	$4,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432303. Member loan 432303 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Dr Office	Debt-to-income ratio:	12.38%
Length of employment:	3 years	Location:	EL MONTE, CA

Home town:
Current & past employers:	Dr Office
Education:	Bryman College

This borrower member posted the following loan description, which has not been verified:

I want to get a loan to help my family out. My uncle is about to loose his home and doesn't have a job to pay for his mortgage and I want to help him out.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,922.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432311	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432311. Member loan 432311 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,934 / month
Current employer:	SMWIA Local 28	Debt-to-income ratio:	3.05%
Length of employment:	2 years 1 month	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	SMWIA Local 28, Fordham University Enrollment Group
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Will also have some upcoming Medical expenses.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,339.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432324	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432324. Member loan 432324 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Ambrose Facilities Management	Debt-to-income ratio:	4.91%
Length of employment:	4 years	Location:	DELRAY BEACH, FL

Home town:	New York
Current & past employers:	Ambrose Facilities Management, Konica Minolta Bussiness Solutions
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Hello, I do not have any negative credit history, my wife is doing well with realestate believe it or not... we are looking to do a few things around the house. Thanks, Chris

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,562.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432335	$11,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432335. Member loan 432335 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,275 / month
Current employer:	n/a	Debt-to-income ratio:	12.84%
Length of employment:	1 year 4 months	Location:	los angeles, CA

Home town:	Atlanta
Current & past employers:
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I, like so many other people, am done dealing with the credit card companies. They are great when one needs to book a flight/hotel/rental car or dispute a charge, but I would rather not pay them a few thousand in interest over the next few years as I pay my debts down. I have already paid one card down (a no-interest store card I opened to buy a computer and paid off within a year - a year prior to interest even beginning to accrue) and I am close to finishing off another (just over $200). I accrued this debt in pursuit of a dream - to move, to experience life in LA, and to see if I could "make it" in the film industry. I moved to LA and a got a low level job in the industry. Between the cost of the move itself, putting together an apartment here, and being a little too frivolous in my spending, I have accrued quite a sum. I am making strides in curbing my spending. Only one card has not been cut up and it sits in a block of ice in my freezer so as to be available for *true* emergencies. I have a strong interest in finance and read many blogs daily to help inspire me to stay the course. I would much rather pay this interest to someone who has saved and done well with their earnings than give the credit cards more money month after month.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,534.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432376	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432376. Member loan 432376 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	VPA	Debt-to-income ratio:	7.70%
Length of employment:	1 year 1 month	Location:	Marysville, MI

Home town:	Chicago
Current & past employers:	VPA
Education:

This borrower member posted the following loan description, which has not been verified:

I am a physician currently paying off medical school loans. I have taken on additional loans to cover family debt. I have an excellent credit score and have never missed a payment. I would like to use the money to consolidate debt.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432377	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432377. Member loan 432377 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	County of Yavapai	Debt-to-income ratio:	8.91%
Length of employment:	2 years 1 month	Location:	Kirkland, AZ

Home town:
Current & past employers:	County of Yavapai
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, my wife and I both work for county government. I am in law enforcement. I am seeking this loan to consolidate credit card debt that has rising interest rates. I want to pay them off and make only the one payment to Lending Club each month. My credit card debt was incurred several years ago, when I was laid off work and there were family medical bills. The high interest rates seem designed to keep us from ever paying them off in full. Especially now, they increase despite the fact that we have always payed on time and always more than the minimum. We earn a good living, we are both healthy, we just want to erase our current credit card debt and get out from under rising interest rates. I am looking for a fresh start and I will be a "responsible guy" and pay you back. Thanks for your help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432404	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432404. Member loan 432404 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Gilead Sciences	Debt-to-income ratio:	12.02%
Length of employment:	5 months	Location:	Foster City, CA

Home town:	San Francisco
Current & past employers:	Gilead Sciences, Robert Half International, Fenwick and West, Wilson Sonsini Goodrich & Rosati
Education:	University of California-Davis (UC Davis), California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to consolidate my two credit cards where the interest has jumped from 9% to 30% in the past year. The interest is killing me so, I'd like to pay them off in a lump sum. My financial situation: I am a good candidate for this loan because I am responsible with my monthly payments and have a steady income. I have two credit cards where, over the past year the APRs have jumped from 8-9% to 30%. The monthly interest payments are killing me, so I'm trying to get a lower interest loan to pay those cards off once and for all. I make enough money to pay off all my expenses every month and with the approximately $800 in surplus, I make a second payment on my credit cards in the middle of the month. I am also about 2-3 months away from completely paying off my car - but I am in a long-distance relationship so I have additional expenses of gas, oil changes and hotel rooms. I also I moved back home with my parents 3 months ago to help speed up the pay-off process- this is why I have no housing expenses. But I help pay for household supplies and food and I also rent a storage unit for the stuff from my old apartment.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,757.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432417	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432417. Member loan 432417 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Amazon.com	Debt-to-income ratio:	3.69%
Length of employment:	1 year 4 months	Location:	Covington, WA

Home town:
Current & past employers:	Amazon.com
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

My mother wants to consolidate most of her accounts in order to lower the interest rates and avoid late fees, enabling her to get out of debt within the next two years. She has been working hard to pay her bills on time and takes her debt responsibilities seriously. Unfortunately, with interest rates rising it is getting increasingly difficult to pay down the loans. She wants to consolidate the following debts: Credit card - $2500 (21%) Credit card - $7000 (21%) Small bank loan - $3000 (8%) Car loan - $3000 (8%) 401(k) loan - $4500 (6%) My wife and I do not have the money to help her out directly, but we do have good credit and trust her to make the payment each month. We have the means to cover the loan payment should she be unable to do so.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,470.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432424	$4,575	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432424. Member loan 432424 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	n/a	Debt-to-income ratio:	19.48%
Length of employment:	n/a	Location:	Malden, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

36 months terms

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432427	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432427. Member loan 432427 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citi	Debt-to-income ratio:	4.83%
Length of employment:	6 years 2 months	Location:	Bedminster, NJ

Home town:	Hopewell
Current & past employers:	Citi
Education:	Seton Hall University

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase a 2007 Suzuki GSXR-600. My financial history has been strong and my payments have been consistently on time, which makes me an ideal candidate for this loan. I have a steady job with a large corporation for 6 years now, with a recent increase in pay that will be in effect by the end of the year. I plan to use this increase to pay for this loan over the period of 36 months. In addition, I have recently rented out a room in my house for an additional income of $800 a month.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,563.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432429	$1,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432429. Member loan 432429 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	the sheraton hotel	Debt-to-income ratio:	0.15%
Length of employment:	14 years 7 months	Location:	BRONX, NY

Home town:	Lima
Current & past employers:	the sheraton hotel
Education:

This borrower member posted the following loan description, which has not been verified:

mother has been sick for the past four months in Peru and I would appreciate the loan, so I can be able to buy the medical necessities that my mother would need, for example, I would to buy her a wheel chair and send it to Peru, being that she is 92 years of age, the wheel chair will be a great help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432466	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432466. Member loan 432466 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	DRS Technologies	Debt-to-income ratio:	12.68%
Length of employment:	3 years 6 months	Location:	POTOMAC, MD

Home town:	Rzeszow
Current & past employers:	DRS Technologies, ObjectVideo Inc.
Education:	University of Rzeszow

This borrower member posted the following loan description, which has not been verified:

Med expenses

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,608.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432469	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432469. Member loan 432469 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Fluent Energy Corporation	Debt-to-income ratio:	17.09%
Length of employment:	5 years 5 months	Location:	Lewiston, NY

Home town:	Buffalo
Current & past employers:	Fluent Energy Corporation
Education:	Villa Maria College Buffalo

This borrower member posted the following loan description, which has not been verified:

We need a downstairs bedroom for my Step Daughter that has CP. Taking her up and downstairs is getting harder now that she is getting bigger.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,176.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432491	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432491. Member loan 432491 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,096 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	15.15%
Length of employment:	31 years 4 months	Location:	Cromwell, CT

Home town:	Hartford
Current & past employers:	State of Connecticut
Education:	Central Connecticut State University, University of Hartford

This borrower member posted the following loan description, which has not been verified:

Interested in consolidating my high interest credit cards (21.00-29.00%) into one loan and pay in full within 36 months. After divorce and having two grade school children it was necessary for me to obtain credit cards which now have interest rates that have risen in the 20% range. My focus now is to eliminate this debt into one loan at a much lower interest rate. I work in the financial field for the public sector and have been with the agency for over 25 years. I have 15 years to go before retirement and would like to eliminate these high interest rate credit cards now so that I can enjoy life when my golden years come along! Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,954.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432493	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432493. Member loan 432493 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Deloitte	Debt-to-income ratio:	6.26%
Length of employment:	2 months	Location:	Bethesda, MD

Home town:	Washington
Current & past employers:	Deloitte
Education:	McDonough School of Business, Georgetown University, Dartmouth College, Amherst College, Georgetown University

This borrower member posted the following loan description, which has not been verified:

I recently graduated with an MBA from a top 20 program and am currently employed with a large professional services firm in the Washington, DC area (one of the Big Four). Debt has become part of going to graduate school--especially in a full-time program--and I am looking to consolidate debt incurred as a result of relocation for school, housing, books, and other living expenses. I am gainfully employed with a very stable company and will have no problem meeting the monthly payments.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$1,783.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432538	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432538. Member loan 432538 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Warner Summers	Debt-to-income ratio:	4.22%
Length of employment:	11 years 11 months	Location:	Newnan, GA

Home town:	Newnan
Current & past employers:	Warner Summers, Chick-fil-A
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

This loan is needed to finish our basement project that will create 2 extra bedrooms, bath, living, recreational area and a screened in porch.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,001.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432551	$19,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432551. Member loan 432551 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	InSTEDD	Debt-to-income ratio:	12.73%
Length of employment:	1 year 11 months	Location:	PALO ALTO, CA

Home town:	Chapel Hill
Current & past employers:	InSTEDD
Education:	University of North Carolina at Chapel Hill (UNC), Harvard University

This borrower member posted the following loan description, which has not been verified:

My wife and I got married 3 weeks ago. We have had some unexpected expenses this year, plus moving across the country and getting married. I earn $175,000 per year, taking home $9200 per month after taxes. I pay $1,900 in rent on our current home. I also have a car loan ($590) and about $1000 in other monthly payments. Back in 2002, I took out a Bank of America loan for $18000 and paid it off in full with out a single late payment; at that time, I was earning roughly half of what I do now. My BoA Visa Card, which I had to use to pay some of our expenses, recently raised rates dramatically. Please help! We have no children yet, no mortgage, no health problems. We both have stable executive positions at software companies in Silicon Valley, together earning more than $300,000 per year. We both have excellent credit.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,658.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432554	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432554. Member loan 432554 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	Pelco	Debt-to-income ratio:	2.29%
Length of employment:	5 years	Location:	FRESNO, CA

Home town:	Hong Kong
Current & past employers:	Pelco
Education:	University of California-Irvine (UCI)

This borrower member posted the following loan description, which has not been verified:

Relocating from Fresno, CA to Anahiem, CA.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,870.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432558	$18,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432558. Member loan 432558 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	innovative dining group	Debt-to-income ratio:	17.38%
Length of employment:	9 years 8 months	Location:	Studio City, CA

Home town:	Beppu
Current & past employers:	innovative dining group, makoto
Education:	high school graduate

This borrower member posted the following loan description, which has not been verified:

I have been planning to start my own journey. Getting funded from private investors. I am requesting amount of $18000 for 4month of my start up expenses. My fico score is 738 on July 15th 2009. In 14 years of credit history, never missed the payment. I have been managing my financial situation responsibly. I have been working in the industry over 15 years. I would like to introduce world something that I have learned and created. My wife is supporting me to make this happen, she works part time while our daughter is in preschool. I have been working for the company about 10 years, knowledge and experience and my supporters are my confidence. I hope that you can help me making it happen. Thank you

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,712.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432571	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432571. Member loan 432571 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	norman photography	Debt-to-income ratio:	15.10%
Length of employment:	20 years	Location:	Trumbull, CT

Home town:	queens
Current & past employers:	norman photography, Richard Noble studio
Education:	SUNY Purchase, NY

This borrower member posted the following loan description, which has not been verified:

i am a self employed photographer - in business for 20 years

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,109.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432572	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432572. Member loan 432572 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	Self	Debt-to-income ratio:	6.37%
Length of employment:	4 years 7 months	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Self
Education:	Florida State College at Jacksonville

This borrower member posted the following loan description, which has not been verified:

Hello I purchased 4 houses for cash to get out of the stock market before it tanked, rehabbed them, rented them, and applied for a mortgage on one of them to payoff the credit card debt I accumulated to do the rehabs. The credit card debt and the fact that I owned 4 houses caused me to get declined.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,497.00	Public Records On File:	1
Revolving Line Utilization:	74.80%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432574	$2,800	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432574. Member loan 432574 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,777 / month
Current employer:	mimis cafe	Debt-to-income ratio:	3.52%
Length of employment:	3 years 5 months	Location:	modesto, CA

Home town:	San Diego
Current & past employers:	mimis cafe, CAL FIRE-firefighter
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

Im short about $2000 for my wedding expenses. I want to be able to give my future wife the wedding she deserves.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	44
Revolving Credit Balance:	$2,391.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432592	$4,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432592. Member loan 432592 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gregory Sukornyk	Debt-to-income ratio:	11.98%
Length of employment:	2 years 5 months	Location:	Davie, FL

Home town:	Santiago
Current & past employers:	Gregory Sukornyk, Placido Herrera (Pavlik Design Team), Joseph Herndon (Flagstone Property Group), James Boomgard (Development Alternatives Inc.)
Education:	Universidad Privada Boliviana (bachelor's degree), Universidad de Barcelona / Escuela de Administracion de Empresas (master's degree))

This borrower member posted the following loan description, which has not been verified:

I am looking to pay for an online master's degree and a new laptop. Unfortunately I wasn't able to get a student loan because the school is not within their list of approved foreign schools by the department of education. It is a great opportunity for me and I would appreciate it if you help me with this loan and if possible not terribly high interest rates...I have a credit score of 689. Please let me know. Thanks, Maya

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	54
Revolving Credit Balance:	$2,523.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432604	$7,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432604. Member loan 432604 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Cambridge Capital Fund, LLC	Debt-to-income ratio:	3.08%
Length of employment:	1 year 5 months	Location:	Sandy, UT

Home town:	Tooele
Current & past employers:	Cambridge Capital Fund, LLC, Morgan Stanley
Education:	University of Phoenix, Westminster College-Salt Lake City

This borrower member posted the following loan description, which has not been verified:

I have owned the home since 1991 and lived in it until May of 2006. It is now a rental property and has been continually rented since then. There are a few things I would like to have done, ie, tiling and carpeting as well as exterior stucco. Thank you for your interest and consideration of this request.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,147.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432608	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432608. Member loan 432608 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Media Infocus Studios	Debt-to-income ratio:	7.96%
Length of employment:	8 years 5 months	Location:	Plymouth, CT

Home town:	Thomaston
Current & past employers:	Media Infocus Studios
Education:

This borrower member posted the following loan description, which has not been verified:

My company has been shooting and editing commercials for web and TV for 8 years. My old equipment is for standard definition broadcast video only and in order to deliver the best quality for my clients this upgrade is necessary. The requested load is for a Sony XD Cam, which meet 100% broadcast specifications shoots full, pro level HD video at 1080p. http://www.bhphotovideo.com/c/product/563219-REG/Sony_PMW_EX3_PMW_EX3_XDCAM_EX_HD.html The total of the loan will cover the camera and all necessary gear needed, like solid state media ($900 per card), extra batteries, cabling, and wide angle lens and hard case. I intend to purchase the Sony extended 3 year warranty on the camera, and my business has full insurance on all production gear, including theft and damage on location (including water damage) that would cover this equipment in the event of total loss for full replacement value. You can view my work on our website to validate our skills and history. http://www.mediainfocus.com. See the tab for video production and also web. Thank you, Eric

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,925.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432615	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432615. Member loan 432615 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,417 / month
Current employer:	Ventura Property Shoppe	Debt-to-income ratio:	9.92%
Length of employment:	10 years 9 months	Location:	Ventura, CA

Home town:	Fairfield
Current & past employers:	Ventura Property Shoppe, Realty Executives, AT&T Wireless, Great Western Bank, McDonald's Corporation
Education:	Solano College

This borrower member posted the following loan description, which has not been verified:

Unexpected car repair - my 5 year old Lexus needs a new transmission. This is a car that I use in my real estate sales business on a daily basis. I am hard working and have managed to grow my real estate business each year, even through the last few years of downturn. I have income of $185k last year, and year to date income of $115k this year. I just finished paying income taxes and property taxes and find myself short on cash this month.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	32
Revolving Credit Balance:	$28,076.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432628	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432628. Member loan 432628 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Childrensn's Hospital Boston	Debt-to-income ratio:	2.58%
Length of employment:	1 year 2 months	Location:	Boston, MA

Home town:
Current & past employers:	Childrensn's Hospital Boston
Education:	The University of Alabama at Birmingham, Washington University in St. Louis School of Medicine, Oxford University, Oriel College

This borrower member posted the following loan description, which has not been verified:

I am a new physician just starting out and paying back medical school loans. Somehow life has caught up with me and I have a bit of credit card debt accrued (turns out they don't pay new doctors much!) from moving, etc. that I would like to pay off. I of course make payments on time and am responsible. Thank you for considering this loan for me, it would make life a lot easier.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,139.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432642	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432642. Member loan 432642 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Limited Brands	Debt-to-income ratio:	13.09%
Length of employment:	9 months	Location:	WEST NEW YORK, NJ

Home town:	Stoneham
Current & past employers:	Limited Brands, Rocawear
Education:	Laboratory Institute of Merchandising

This borrower member posted the following loan description, which has not been verified:

I am getting married in June 2010 and I need a loan to pay for the deposit, plane ticket, ceremony expenses, favors, dress, invitations, DJ and photographer.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,134.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432649	$4,700	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432649. Member loan 432649 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Screen Actors Guild	Debt-to-income ratio:	3.46%
Length of employment:	8 years 4 months	Location:	MONTEREY PARK, CA

Home town:	monterey park
Current & past employers:	Screen Actors Guild
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I will be using this money to make some upgrades to my family's Thai restuarant that we have owned for about ten years. I think that this will really help us to improve the image of the restaurant and increase our customer base. As it is now we pull in about $1200 a day.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,678.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 432661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432661	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432661. Member loan 432661 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	NYC DEPT. OF EDUCATION	Debt-to-income ratio:	15.17%
Length of employment:	16 years 4 months	Location:	BROOKLYN, NY

Home town:	Georgetown
Current & past employers:	NYC DEPT. OF EDUCATION
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off my credit cards with high intrest rate, I have a reliable track of paying my bills on time. This loan will help me to keep to my routine without falling behind. Thank you Wilbert

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,616.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432697	$13,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432697. Member loan 432697 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	8.67%
Length of employment:	2 years 7 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Macy's Inc.
Education:	Skyline College

This borrower member posted the following loan description, which has not been verified:

My credit cards are not the best way to borrow money and they have a very low limit. To get myself back on track I need to take care of a few things. First of all I need to pay off my credit cards. Second, I have been meaning to pay off the travel expenses that were spent for a wedding. Finally it's time to fix the car in the driveway so I use it for commuting again.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,176.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432703	$14,075	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432703. Member loan 432703 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,714 / month
Current employer:	Federal Bureau of Investigation (FBI)	Debt-to-income ratio:	23.71%
Length of employment:	33 years	Location:	Waldorf, MD

Home town:	Chicago
Current & past employers:	Federal Bureau of Investigation (FBI)
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

Taking high interest rate credit cards and paying them off at a better credit rate here. Then I plan on canceling these cards completely. With the money I will be saving on the interest rate I plan on rolling the payments over to another debt until that is paid off. This will have what is know as a snowball effect and soon I will be debt free. I know this system works if you stay with it and keep the snowball going. I have been at my current job for 33 years. I am reliable and trustworthy with paying my bills. I have a very good credit score.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$156,752.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432711

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432711	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432711. Member loan 432711 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	20.11%
Length of employment:	3 years	Location:	ARLINGTON, VA

Home town:	Manassas
Current & past employers:	Northrop Grumman, BAE Systems
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

i would like to get a personal loan to consollidate my credit card debt.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,359.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432726	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432726. Member loan 432726 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	myTotem Solutions, Inc	Debt-to-income ratio:	23.10%
Length of employment:	7 years 4 months	Location:	Cumming, GA

Home town:	Blue Point
Current & past employers:	myTotem Solutions, Inc, MBF Inc, Greensboro, NC, VISTA Consulting, Atlanta, GA, Venimex Consulting, Atlanta, GA
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

Self employed since 2002 and going strong. Never, ever late paying bills. High Credit Scores. High Household income.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,846.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432739	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432739. Member loan 432739 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Rhesa Heersche	Debt-to-income ratio:	18.66%
Length of employment:	4 years 5 months	Location:	Stratford, OK

Home town:	Oxnard
Current & past employers:	Rhesa Heersche, Volt Services Group, Ventura County Community College District
Education:	Moorpark College, Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

This will be a stat up loan for an online retail business. Purchase steak packages along with personalized accessories (knives, bbq tools, etc). We will also use the engraving machine to personalize other items. Purpose of this loan is to get the website built and launched before Oct.1, 2009 and to launch an agressive marketing plan to insure exposure before the holiday season.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,717.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432747	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432747. Member loan 432747 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	BT Conferencing	Debt-to-income ratio:	16.32%
Length of employment:	2 years 2 months	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	BT Conferencing
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I'm applying for this loan to consolidate the rest of my credit card debt. I have recently married and buying a house is in the near future and this will help keep things in line and on track. I have always paid things down on time to try to maintain a good credit history. I tend to pay monthly payments twice a month. I don't have much debt right now and live with family with good income so this loan would not be a hardship for me.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,944.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432748	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432748. Member loan 432748 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	32801 Communications	Debt-to-income ratio:	22.26%
Length of employment:	4 years	Location:	Tampa, FL

Home town:	Ocala
Current & past employers:	32801 Communications, Richmond American Homes
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

4 year old company in marketing and sales with proven sales history is looking to consolidate some credit card debt that has garnered some ugly predatory rates over the past few months making our debt service downright nasty. Looking to consolidate at a lower interest rate and accelerated payment plan. Sales base is 250k annual for 2009. Total debt load is 50k. 2 full time employees.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$76,170.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432766	$4,800	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432766. Member loan 432766 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	RDF Media	Debt-to-income ratio:	8.07%
Length of employment:	2 years	Location:	NEWARK, DE

Home town:	Haggerstown
Current & past employers:	RDF Media
Education:	DeSales University

This borrower member posted the following loan description, which has not been verified:

I am moving to Delaware from New York City and need a loan to cover some of the moving expenses and help me land on my feet! I have a place to live in Delaware already - and will not be paying rent. So this will help to ensure that I will be able to make a payment every month. I have student loan payments that I make every month, and have never been late - even while unemployment. I also do whatever needs to be done to make sure I make necessary monthly payments. I am proud to have good credit and would never let it slip.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,333.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432771	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432771. Member loan 432771 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Delphi	Debt-to-income ratio:	6.87%
Length of employment:	3 years 3 months	Location:	saginaw, MI

Home town:	saginaw
Current & past employers:	Delphi
Education:

This borrower member posted the following loan description, which has not been verified:

im buying a motorcycle i dont have any other loans just my home mortage and i always pay on time.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,914.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432774	$4,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432774. Member loan 432774 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,267 / month
Current employer:	Department of Defense (DOD)	Debt-to-income ratio:	11.94%
Length of employment:	3 months	Location:	Grovetown, GA

Home town:	Augusta
Current & past employers:	Department of Defense (DOD), Science Applications International
Education:	American Intercontinental University Online, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

My credit might not seem as good as it should. But I can afford to pay this back. I could make my purchase cash within a couple of months but I need it now and cannot wait. This is the reason for my loan otherwise would make my purchase cash. I have 2 other sorts of income other than my DOD job. Thank you for your help.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$1,725.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432775	$7,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432775. Member loan 432775 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Dell Inc	Debt-to-income ratio:	17.54%
Length of employment:	4 years 2 months	Location:	Austin, TX

Home town:	Mejicanos
Current & past employers:	Dell Inc, Top Gun
Education:	Instituto nacional Nocturno Jose Damian Villacorta, Instituto Tecnologico Centroamericano, Instituto de ense??anzas tecnicas ENSETEC

This borrower member posted the following loan description, which has not been verified:

I need to pay credit card that are high in rates, so I can relieve some finantial pressure.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,034.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432778	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432778. Member loan 432778 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	KAISER PERMANENTE	Debt-to-income ratio:	20.03%
Length of employment:	26 years 3 months	Location:	CASTRO VALLEY, CA

Home town:	San Jose
Current & past employers:	KAISER PERMANENTE, EXXON MOBIL CORP, MACY'S INC.
Education:	Evergreen Valley College

This borrower member posted the following loan description, which has not been verified:

Refinance 27% Credit Card loan and 32% CitiFinancial loan

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,584.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432817	$4,500	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432817. Member loan 432817 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Cort Furniture Rental	Debt-to-income ratio:	23.52%
Length of employment:	8 years 1 month	Location:	MATTAWAN, MI

Home town:	Kalamazoo
Current & past employers:	Cort Furniture Rental, ABC Warehouse
Education:	Davenport University

This borrower member posted the following loan description, which has not been verified:

Paying off creidt card debt.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,444.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 432818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432818	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432818. Member loan 432818 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,483 / month
Current employer:	Nordstrom & Associates, PC (my wife - Megan Lausten is the employed party)	Debt-to-income ratio:	10.16%
Length of employment:	2 years 1 month	Location:	Flagstaff, AZ

Home town:	Prior Lake
Current & past employers:	Nordstrom & Associates, PC (my wife - Megan Lausten is the employed party), Southwest Windpower, McDonald's
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

Thank you for considering funding our request. Why are we requesting this money? To consolidate 3 high interest credit cards at 17%+. Why are we good, reliable, and responsible candidates? We pay our bills on time, every time. My wife and I are dedicated to leading frugal, debt-free lives. My wife has a recession-proof job as an accountant at a CPA firm. She is a professional, responsible college graduate. I will be graduating in December and at that time will also be able to contribute greatly to our debt situation. We are young 20-somethings with a desire to be free of our debt trap so we can lead a simple, happy life! Help us achieve our goal of being debt-free by 2012!

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,762.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432820

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432820	$1,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432820. Member loan 432820 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Michigan Brewing Co.	Debt-to-income ratio:	14.00%
Length of employment:	1 month	Location:	East Lansing, MI

Home town:	Port Huron
Current & past employers:	Michigan Brewing Co., Peoples Church of East Lansing, Michigan State University
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I'm looking for some extra money to start payments at a new apartment, something to get the initial cost going while I wait for paychecks to start coming in.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,352.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432831	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432831. Member loan 432831 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	LCG Corporation	Debt-to-income ratio:	15.90%
Length of employment:	2 years 2 months	Location:	Laguna Niguel, CA

Home town:	Kansas City
Current & past employers:	LCG Corporation, Natures Image
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

Established Landscaping Contractor needing operating capital for the next couple of months. We are a niche company that specializes in Native Habitat Restoration. We are growing, have approximate $120,000 in receivables. Most of our work occurs Fall through Winter unlike most Landscape companies, We have work lined up for this Fall. Our Website is www.lcgofcalifornia.com

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,018.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432846	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432846. Member loan 432846 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,212 / month
Current employer:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca.	Debt-to-income ratio:	5.02%
Length of employment:	40 years	Location:	Costa Mesa, CA

Home town:	Florence
Current & past employers:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca., Yellow Freight Systems
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

Hi, I just discovered this site and I'm delighted to see what you folks are doing. I'm about to take a vacation and at the same time look for property or land in northern Calif. to retire on. It would be nice to have this extra money so I can do a through search and take in some scenery. I'm a retired Teamsters truck driver but didn't get to see much off road. I have been living in So. Calif. for 40 yrs. I was born and raised in a little desert town in Florence, Ariz. I would like to get away from all the traffic and vast population here. I have high Christian values and have always worked hard for my money and strongly believe in paying back what borrow. Any consideration would be appreciated. Sincerely, Jim Austin

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,724.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432850	$4,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432850. Member loan 432850 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Massachusetts General Hospital	Debt-to-income ratio:	15.30%
Length of employment:	2 years 7 months	Location:	QUINCY, MA

Home town:	Natick
Current & past employers:	Massachusetts General Hospital
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

The purpose of this personal loan is to cover medical expenses of a family member with cancer.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,204.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432854	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432854. Member loan 432854 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Strategic Staffing Solutions	Debt-to-income ratio:	20.52%
Length of employment:	6 years 1 month	Location:	DETROIT, MI

Home town:	Detroit
Current & past employers:	Strategic Staffing Solutions
Education:	Walsh College of Accountancy and Business Administration, University of Michigan

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan of $20,000 to consolidate credit card debt I incurred while earning my Bachelor????????s of Accountancy from Walsh College. Due to the state of the economy several years ago, I was using credit cards with 0% balance transfer offers and no fee to carry the debt. Moving the funds around as such is no longer quite as feasible. I would like to move away from having several different payments on multiple cards with fluctuating rates, due dates, etc. I am currently employed as a Corporate Disbursements Manager and have been with the same organization for six years. I am a good candidate to receive the loan because I always make good on my debts and as my credit history proves, I don????????t miss payments or default on outstanding debts. I am a very responsible person and this loan will help me to consolidate what is now several different payments, to one easy payment and provides a ???????fixed??????? date for me that I will be out of this debt. I thank you in advance for your consideration and can assure you that I will not be a disappointment.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	38
Revolving Credit Balance:	$21,881.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432863	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432863. Member loan 432863 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Diamond Fruit	Debt-to-income ratio:	23.72%
Length of employment:	5 years 7 months	Location:	The Dalles, OR

Home town:	Hood River
Current & past employers:	Diamond Fruit, Wells Fargo
Education:	Oregon State University, Western Oregon University

This borrower member posted the following loan description, which has not been verified:

The past year and a half has moved very fast. We bought a home in Feb 08 and within a year we got pregnant. I need to get some high intrest credit paid off for a few reasons I make good money and have been with the same company for about 6 years. My wife is an RN and will be taking some time away to be at home. We have 3 retirement accounts that would get us out of unsecured debt but we would certainly like to stay away from that option. I am looking forward to being debt free soon so my wife can take more time away from work. THANK YOU!!!

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	65
Revolving Credit Balance:	$28,843.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432898	$8,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432898. Member loan 432898 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Retired	Debt-to-income ratio:	6.64%
Length of employment:	n/a	Location:	Malden, MA

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

36 months term

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,520.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432918	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432918. Member loan 432918 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Pacific Scientific Energetic Materials Co.	Debt-to-income ratio:	24.73%
Length of employment:	6 years 8 months	Location:	Maricopa, AZ

Home town:	Phoenix
Current & past employers:	Pacific Scientific Energetic Materials Co., Pacific Scientific, Allied Signal Aerospace Co. (Garret Engine Division), Inline Incorporated, U.S. Space and Rocket Center (Space Camp), Camp Walt Whitman
Education:	Arizona State University, South Mountain Community College

This borrower member posted the following loan description, which has not been verified:

My financial situation: I am employed as a manufacturing engineer for 6+ years supporting the commercial, aerospace and defense industries. Within this coming year $440 per month will be freed up from an auto loan I took out to purchase a vehicle for my mother. I am single and own my own home. I had my last vehicle paid off until a drunk driver hit me last year and totaled it. I will have my replacement vehicle loan paid off within one year, freeing up $220 per month for paying down dept even faster.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	60
Revolving Credit Balance:	$22,457.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432923	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432923. Member loan 432923 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,350 / month
Current employer:	BVK Gaming Inc	Debt-to-income ratio:	1.27%
Length of employment:	2 years 2 months	Location:	American Canyon, CA

Home town:	Phoenix
Current & past employers:	BVK Gaming Inc
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

Hello, I've had my current (1998 Honda Accord) car for 6 years, while it is now an 11 year old car. After some repairs, I think it is time to move on. I'm looking into getting a 2006 Honda Civic LX/EX (I like those moon roofs for some reason). I have enough cash on hand to pay for all of the car, which is why I am going to this loan. I like to have a cash cushion in life, some may call it an emergency fund.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,347.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432929	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432929. Member loan 432929 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Accenture	Debt-to-income ratio:	12.65%
Length of employment:	1 year 8 months	Location:	Houston, TX

Home town:
Current & past employers:	Accenture, JPMorgan Chase & Co., Hewlett-Packard, Chevron Corp.
Education:	University of Houston, Houston Baptist University

This borrower member posted the following loan description, which has not been verified:

I am launching an apparel brand, starting with denim jeans with a unique design concept that was conceived in Sept 2007 that resulted in a design patent that was granted in April 2008. The potential application of this design concept is huge, and currently there is nothing like it in the marketplace. It enables the interchangeability (transform/morph) of different art, quotations, and graphic expressions on display. After the design patent was granted in 2008, I slowly and gradually worked on preparing to get the brand off the ground. This year, after sourcing materials and getting other resources in place, the 1st and 2nd prototypes are finally completed, with the 2nd improving by leaps and bound over the first. To date, I have invested over $10K of my own capital into this venture, not to mention countless hours of work, and I enjoy every minute of it. The loan will be used to take the venture into the next level by mostly funding the first production batch of denim jeans. This production batch will anchor the first of many distribution channel by way of the MorphBrand.com website (currently under construction), and major apparel trade shows in the spring of 2010. I am a good, reliable, and responsible candidate for the loan because I have excellent credit, low debt to credit ratio, and a stable and high income employment history in the still lucrative oil and gas industry in Houston Texas.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,939.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432956	$20,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432956. Member loan 432956 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	MCC Capital LLC	Debt-to-income ratio:	23.40%
Length of employment:	4 years 7 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	MCC Capital LLC
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan to simply refinance my credit card debt to a better rate. I am a very responsible person with an excellent credit history. My credit score is around 730. I have never defaulted on any type of debt in my entire life. I won't have any problem making regular payments because I have a stable income. I simply want to save money by paying lower interest payments.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,620.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432985	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432985. Member loan 432985 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	home daycare	Debt-to-income ratio:	2.30%
Length of employment:	2 years 5 months	Location:	OZARK, MO

Home town:	Fort Leonard Wood
Current & past employers:	home daycare, skaggs hospital, letsch advertising
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate down to one payment a month. just one of my credit card has a intrest rate of 46.6%.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,390.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432988	$3,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432988. Member loan 432988 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	The Gabbert Company	Debt-to-income ratio:	7.58%
Length of employment:	20 years 4 months	Location:	Houston, TX

Home town:	Conroe
Current & past employers:	The Gabbert Company
Education:

This borrower member posted the following loan description, which has not been verified:

The loan is for the purchase of a BBQ Trailer. I cook competition BBQ and have been wanting to upgrade to an enclosed trailer for some time. The purchase price of the trailer is $10,500.00 and I am putting $7,000.00 down and need the loan for the balance. My wife and I have both been on our jobs for 20 years and in our home for 12 years. I have no doubt that our credit scores will be sufficient for this loan amount. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	75
Revolving Credit Balance:	$4,336.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432996	$10,550	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432996. Member loan 432996 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Pikarde Technologies Inc	Debt-to-income ratio:	20.57%
Length of employment:	3 years 10 months	Location:	Jacksonville, FL

Home town:	Bonn
Current & past employers:	Pikarde Technologies Inc, Innovative Transportation Solutions Inc, Classic Antiques Inc, Romex Enterprises Inc
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm a computer programmer and book-keeper. I work hard to make sure all my credit accounts are up to date and paid on time. The obstacle I am facing, as an immigrant from Germany, is that I don't have a long credit history to show forth. I got my first credit card when I was 25. I have paid off one car and I have 2 car loans right now. The rates are high, about 18%, however I need transportation and had no choice. Since I have not missed a payment and I value my credit rating very highly, I would like to get ahead and pay off one vehicle, so I can move forward in other areas of my life, such as reducing my debt to income ratio so we can buy our first home soon. I can't get overtime at this time in the economy, so I'm making ends meet with what I have. I don't want to add another debt on myself, I want to replace a high interest rate with a low interest rate. Please give me a fair consideration. Thank you

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433028	$11,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433028. Member loan 433028 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,876 / month
Current employer:	University of Baltimore	Debt-to-income ratio:	13.43%
Length of employment:	2 months	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	University of Baltimore, Provident Bank of Maryland, Crown Optical
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a 29 year old IT professional looking to start a family. I intend to consolidate all creditcard debt into one payment, pay that off, then look into buying a house for myself. In the past 5 years, I have never been late or delinquent on any payments and have enjoyed a generous credit line from my creditors.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,138.00	Public Records On File:	1
Revolving Line Utilization:	42.40%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433040	$2,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433040. Member loan 433040 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Flagstar Bank	Debt-to-income ratio:	9.51%
Length of employment:	3 years 1 month	Location:	SAINT CLAIR SHORES, MI

Home town:
Current & past employers:	Flagstar Bank
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

I am using this loan to refinance a credit card. I was one day late on a payment, and the lender raised my rate from 3.99% to 29.99%. Help me please!

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	14
Revolving Credit Balance:	$47.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433078	$4,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433078. Member loan 433078 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,383 / month
Current employer:	Target	Debt-to-income ratio:	13.19%
Length of employment:	3 years 2 months	Location:	Minneapolis, MN

Home town:	Alexandria
Current & past employers:	Target, Lowry Air Force Base, Denver CO
Education:	Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

Please note that I have recieved a new job that requires me to move across country. As soon as I start my new job I will receive a $5,000 signing bonus ensuring that the loan will be paid in full. This loan is to helo with relocation and I will appreciate anything that you can do. Thank you so much, Erika Roldan

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	28
Revolving Credit Balance:	$24,666.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433080	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433080. Member loan 433080 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Garden State Fuels Inc.	Debt-to-income ratio:	19.85%
Length of employment:	2 years 5 months	Location:	Linwood, NJ

Home town:	Linwood
Current & past employers:	Garden State Fuels Inc., David I. Kalter D.M.D.,P.C.
Education:	Embry Riddle Aeronautical University at Daytona Beach, Flight Safety International, Atlantic Cape Community College

This borrower member posted the following loan description, which has not been verified:

I am a commercial pilot with a B.S. in Aeronautics but I have been struggling to find a job flying for an airline ever since I graduated. So now I live at home, work full time, and I'm currently going to community college part time with hopes of getting into dental school next year. I am 26 years old and consider myself to be a very mature and responsible individual. I incurred about $20,000 in credit card debt my last few years of college because I was a full time student with a part time job and my income didn't quite cover all of my living expenses. I also had to put my last semester's tuition on a credit card. I make enough money to pay all of my bills every month and have a little left over. Unfortunately I am unable to put more then the minimum payment on my credit cards so I'm paying a ton of money in interest and very little towards the principle. I believe that if I can obtain a loan for $20,000 to pay off all of my credit cards with, I will be able to pay that loan off in about 24 months instead of 24 years at the rate I'm going with the minimum payments. My last credit report had a credit score of 717 on it so my credit rating is pretty good. Thank you for your time and I greatly appreciate any help.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,207.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433101	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433101. Member loan 433101 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Deltronic Corp	Debt-to-income ratio:	23.95%
Length of employment:	14 years	Location:	Irvine, CA

Home town:	Mexico
Current & past employers:	Deltronic Corp
Education:

This borrower member posted the following loan description, which has not been verified:

I need the loan to pay off the hall.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433106	$5,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433106. Member loan 433106 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	8.09%
Length of employment:	8 months	Location:	Phoenix, AZ

Home town:	Santa Ana
Current & past employers:	Citigroup Inc., The Lyle Anderson Co., Inc., Move.Com (Formerly Homestore.Com)
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt as I have a couple accounts with high interest rates. I have a good standing credit history, have never defaulted on a loan and have a stable career path. I would like to pay these accounts off and have a lower fixed payment, where I may pay more towards principal. Thank you.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,194.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433112	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433112. Member loan 433112 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	n/a	Debt-to-income ratio:	11.85%
Length of employment:	n/a	Location:	Oswego, IL

Home town:	Saint Peters
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have four children and my son has had some medical bills which caused us to build some debt. I want to get it all paid off and get back to saving money verses paying down debt. You will see I have good credit with a 750 with TransUnion credit and I do not default on loans. Just need a little extra help getting everything back on track.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	66
Revolving Credit Balance:	$11,630.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433126	$19,600	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433126. Member loan 433126 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,680 / month
Current employer:	Stephen Azevedo Company	Debt-to-income ratio:	2.53%
Length of employment:	15 years 8 months	Location:	Beverly Hills, CA

Home town:	Atherton
Current & past employers:	Stephen Azevedo Company, Microsoft
Education:	Stanford Graduate School of Business

This borrower member posted the following loan description, which has not been verified:

Hi there, I have a ten year old small technology consultancy where I bill my time for computer networking work for revenue. Some of my long term corporate customers take around 30 days to pay their invoices. They are excellent cash rich companies that are immune to this economic environment as these orders are already earmarked. I would like to have this cash cushion so I can expand my business and take on larger projects with these same. Snce it is just my time there is no risk. My credit is excellent and I always pay my bills on time. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	2
Revolving Credit Balance:	$5,104.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433128	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433128. Member loan 433128 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Water and Wine Ristorante	Debt-to-income ratio:	4.71%
Length of employment:	2 years	Location:	MONMOUTH BEACH, NJ

Home town:
Current & past employers:	Water and Wine Ristorante
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Dear Lenders: This loan represents an opportunity for me to retain some financial security while working and attending school. The option to spread the costs of my Rutgers University tuition and related expenses over time will allow me to comfortably pay rent, eat, work, and go to class without having to zero my bank account in the process. Please consider investing with me. I have an excellent credit history, and this represents a great opportunity for me to finish my education with less stress and a bright future. This loan will allow me to invest in myself while maintaining a secure financial position. Thank you for your time and consideration. Sincerely, Ashley DeBrino

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433133	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433133. Member loan 433133 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,775 / month
Current employer:	CR BARD	Debt-to-income ratio:	16.27%
Length of employment:	19 years 10 months	Location:	FORT EDWARD, NY

Home town:	x
Current & past employers:	CR BARD
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,528.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433140	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433140. Member loan 433140 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,155 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	8.81%
Length of employment:	6 months	Location:	Herndon, VA

Home town:	Woodruff
Current & past employers:	Lockheed Martin Corp.
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to partly cover the purchase of a home lot located in southern Utah. Once the loan for the land is paid off, the lot will be the site of a new home.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,942.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433141	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433141. Member loan 433141 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Great Southern Bank	Debt-to-income ratio:	15.48%
Length of employment:	3 years	Location:	Camdenton, MO

Home town:
Current & past employers:	Great Southern Bank
Education:	University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I am a bank manager of multiple retail bank locations. I have been on the job for 3 years with healthy income and would like to clean up high rate credit card debt. I don't really want to approach bank I work for as I like to keep my personal finances somewhat private. Repayment will not be difficult my DTI is very low.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	44
Revolving Credit Balance:	$8,718.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433142	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433142. Member loan 433142 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Sensata Technologies	Debt-to-income ratio:	9.54%
Length of employment:	3 years 2 months	Location:	Brighton, MA

Home town:	Chicago Heights
Current & past employers:	Sensata Technologies
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

Hi, I am looking for a small loan to pay of higher interest credit cards and free up some cash since I will be moving in September (still renting but need cash for last and security deposit). I work as an engineer and have been employed for 3+ years. I have a good income (60K) and have very little debt other than my 17K low interest student loan. Thanks for your consideration! Josh

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,970.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433144	$1,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433144. Member loan 433144 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,221 / month
Current employer:	Home Depot	Debt-to-income ratio:	21.12%
Length of employment:	6 years 9 months	Location:	Fort Worth, TX

Home town:
Current & past employers:	Home Depot, Mouser Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will pay off all my high intrest credit cards and with a lower intrestrate I will be debt free sooner.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	6
Revolving Credit Balance:	$17,080.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433152	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433152. Member loan 433152 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,700 / month
Current employer:	Public Health Institute	Debt-to-income ratio:	9.68%
Length of employment:	1 year 6 months	Location:	Sacramento, CA

Home town:	Sacramento
Current & past employers:	Public Health Institute, ImanusT, KB Home
Education:	University of California San Diego (BA), University of California Davis (MBA)

This borrower member posted the following loan description, which has not been verified:

I need a loan to help me get married. I am have a full time job in management and my fiance is a resident physician. But we are just starting out and do not have enough to pay all the vendors for our wedding. Please help us.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,341.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433155	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433155. Member loan 433155 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	PC-Doctor, Inc.	Debt-to-income ratio:	10.83%
Length of employment:	1 year 3 months	Location:	Reno, NV

Home town:	Bend
Current & past employers:	PC-Doctor, Inc.
Education:	Oregon Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I have two current credit card balances in good standing, but with high interest rates (partly due to banks raising rates lately, partly due to having poorly chosen cards with high starting rates when I was younger). I am looking to secure a loan to pay off these balances, to pay back at a lower interest rate (the cards are now each charging >20% interest). I am gainfully employed in a secure job, with enough discretionary income that I could pay more than the minimums on these balances each month, but I estimate that it will cost me hundreds more in interest to do so. My only other debts are student loans and my (not underwater) mortgage, each of which are at very manageable rates.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,237.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433166	$6,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433166. Member loan 433166 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Village of Trumansburg	Debt-to-income ratio:	13.16%
Length of employment:	4 years 8 months	Location:	Trumansburg, NY

Home town:	Ithaca
Current & past employers:	Village of Trumansburg
Education:	Tompkins Cortland Community College

This borrower member posted the following loan description, which has not been verified:

First let me say I am very fortunate, I have a great job that pays me well with great benefits, including health insurance. Unfortunately, my son was very ill from February through May and was hospitalized 3 times not including 5 or 6 ER Visits, an ambulance ride and numerous laboratory visits for bloodwork...oh and let's not forget the unbelievably expensive prescriptions. I have been plugging through the bills as they continue to roll in and now just when I thought I could get all of the "co-pays" caught up..along comes another illness that has already included a 2 day hospitalization, and another one coming up, he is scheduled for surgery on August 28th. Of course trying to balance all of the medical bills, other things have suffered. My vehicle is in need of some work..simple maintenance things like brakes and tires but these of course have taken back seat to my son's health care needs. At this time, if I am ever truly going to see a light at the end of the tunnel I think it would be a better option for me to be able to pay everything immediately and make 1 monthly payment. Thank you for your time and consideration

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,542.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433170	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433170. Member loan 433170 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Prudential Almon Realty	Debt-to-income ratio:	16.97%
Length of employment:	6 years	Location:	Yakima, WA

Home town:	Seattle
Current & past employers:	Prudential Almon Realty, Prudential Northwest Realty
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking this loan to fund the purchase new photocopiers for my business. I want to avoid using lease financing. My credit score and responsible use of credit speaks to my realistic yet conservative approach to use of debt. I manage my expenses and debt responsibly. The payments on this loan are actually less than our current payments. The payments are not a new expense but actually are a reduction in our monthly cost. Our business is profitable and has solid cash flow. We have been in business for over 25 years. I have 30 years of experience in the industry. Our business is the market leader; we sell more homes and properties than any other real estate company in our county. Our market share has grown to 19%. We beat the industry averages, we have the highest average sales price, lowest market time, higher List Price to Sale Price ratio and, on average our sales people are more productive than any other firm. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$238,348.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433180	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433180. Member loan 433180 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	University Hospital	Debt-to-income ratio:	13.98%
Length of employment:	18 years 1 month	Location:	Jackson, SC

Home town:	Petersburg
Current & past employers:	University Hospital
Education:	University of Georgia, Medical College of Georgia

This borrower member posted the following loan description, which has not been verified:

I need to add a bedroom that is downstairs and handicap accessible to accomadate my parents who are moving in with my husband and I. They will be using their social security checks and retirement checks to pay for the monthly loan payments.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,312.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433192	$3,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433192. Member loan 433192 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Ann Taylor	Debt-to-income ratio:	3.36%
Length of employment:	2 months	Location:	TALLAHASSEE, FL

Home town:	Miami
Current & past employers:	Ann Taylor, Hollister Co., Victoria's Secret, Aldo Shoes
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am a student at Florida State University. I have gotten into credit card debt trying to keep up on all of my housing bills (utilities, etc.) and school bills and books, not only for myself but helping out my boyfriend (a recent ex marine, who has gone back to school after six years) with his school bills. I want to fix the problem now instead of waiting. I am looking for this loan so I can consolidate my credit payments into one.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,765.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433200	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433200. Member loan 433200 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	PROVIDENCE ST PETERS HOSPITAL	Debt-to-income ratio:	10.90%
Length of employment:	5 years	Location:	OLYMPIA, WA

Home town:	Houston
Current & past employers:	PROVIDENCE ST PETERS HOSPITAL, Lee ingrim State farm insurance
Education:	PLU

This borrower member posted the following loan description, which has not been verified:

i am consolodating my loans to allow a better understanding of where my money is going and seeking one monthly payment at a great interest rate. I was approved for 10,000, but i wanted to see how much i can qualify for. 20,000 would be the perfect amount to consolodate. You will see have a good credit score and i am a reliable consumer.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,455.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 433202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433202	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433202. Member loan 433202 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Wingate at South Hadley	Debt-to-income ratio:	14.48%
Length of employment:	1 year 9 months	Location:	Longmeadow, MA

Home town:	Holyoke
Current & past employers:	Wingate at South Hadley, Healthbridge management
Education:	College of Our Lady of the Elms, Springfield College, Western New England College

This borrower member posted the following loan description, which has not been verified:

I have a credit score of 773 and 15 years of healthcare experience. I am opening a Home Healthcare business and will continue to work full time at my current job as a nursing home administrator. The home care business will provide home health aide, licensed nurses, rehab professionals and social work in the home environment. The home care agency will be fully licensed, insured and bonded.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,076.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433213	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433213. Member loan 433213 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Xceed Financial FCU	Debt-to-income ratio:	7.95%
Length of employment:	1 year 5 months	Location:	Los Angeles, CA

Home town:	Inglewood
Current & past employers:	Xceed Financial FCU, WMC Mortgage Corp
Education:	West Los Angeles College

This borrower member posted the following loan description, which has not been verified:

Would like to consoldate credit card debt.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	78
Revolving Credit Balance:	$18,367.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433218	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433218. Member loan 433218 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	General Electric Energy	Debt-to-income ratio:	16.27%
Length of employment:	1 year 4 months	Location:	Menifee, CA

Home town:	Houston
Current & past employers:	General Electric Energy, United States Navy, Dynegy
Education:

This borrower member posted the following loan description, which has not been verified:

Found out my mom has breast cancer need to clear up a little money to be able to fly out to see her and enjoy our time together. Would also like to rid myself of a little time in paying of the credit cards as well.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,730.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433231	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433231. Member loan 433231 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	hargray	Debt-to-income ratio:	13.72%
Length of employment:	4 years	Location:	BLUFFTON, SC

Home town:	Brooklyn
Current & past employers:	hargray
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a 5000 loan for personal reasons

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$6,577.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433236	$11,100	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433236. Member loan 433236 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Executive Management, Inc.	Debt-to-income ratio:	2.27%
Length of employment:	6 months	Location:	Hallandale, FL

Home town:	Chernovtsy
Current & past employers:	Executive Management, Inc.
Education:	State Mining Institute

This borrower member posted the following loan description, which has not been verified:

Since 1989 we are arranging distribution of new vehicles from US and Canada to US, Canadian and European companies. . Our customers are dealerships, trading companies, auto brokers and wholesalers, distributors.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,628.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 433245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433245	$10,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433245. Member loan 433245 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,875 / month
Current employer:	Legacy Health Systems	Debt-to-income ratio:	22.21%
Length of employment:	2 years 1 month	Location:	GRESHAM, OR

Home town:	Portland
Current & past employers:	Legacy Health Systems, Fight Craftsman Inc.
Education:	Portland State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to transfer the location of my current gym to another facility. I currently run a gym that offers boxing, mixed martial arts, and personal training. Presently the gym is located in an industrial park, and is inconvenient to our 131 members, due to the lack of parking. The goal of the gym is to grow and be a more accessible location. There is a need for more equipment to accommodate the members. The current location is approximately 3,000 square feet, while the new location is roughly 5,000 square feet. At times members are forced to exercise close together. Extra space will allow the addition of new equipment and there will be ample room for the members to work out. With the growth of membership space in the facility is scarce. The current location of the gym is simply a loading bay. There is no air ventilation, and the gym gets rather hot and humid. The new location will be beneficial because it has a ventilation system that would create a better comfort level to the members of the gym. Without proper ventilation we run the risk of people having heat related illnesses. Overall the move to this new facility I will be able to better manage the everyday operations of the gym while providing a more comfortable environment for the members to work out. The new location will also provide an enhanced location that is easier to access for members. There will be more space for new equipment, ample space for all of the activities happening daily. I???m an excellent candidate for this loan because I manage my finances responsibly and maintain my credit by paying all of my bills on time. I have a long history of paying car payments and credit card bills on time. With a new location I will be able to acquire more profit for the gym which will be greatly beneficial towards paying the balance of this loan. The payment plan associated with this loan will fit well within my budget. Even if the forecasted growth of the gym was not as projected within the allotted timeline, payment of the loan would not be a hardship. This being said, I appreciate the opportunity of being considered for this loan to further grow my business.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,551.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433289	$10,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433289. Member loan 433289 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,967 / month
Current employer:	Raymond James Financial	Debt-to-income ratio:	15.05%
Length of employment:	2 years 3 months	Location:	ATLANTA, GA

Home town:	Jacksonville
Current & past employers:	Raymond James Financial, Zurich North America, Allstate Workplace Division
Education:	Florida Community College at Jacksonville, University of Phoenix

This borrower member posted the following loan description, which has not been verified:

We have recently relocated for a better job and will use the loan money to consolidate some of our debt and current medical expenses.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,123.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433290	$14,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433290. Member loan 433290 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	CGI	Debt-to-income ratio:	20.04%
Length of employment:	4 years 1 month	Location:	West Melbourne, FL

Home town:
Current & past employers:	CGI
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm currently employeed and have a very secure job making 110k yearly. Two members of my family unfortunately lost their jobs and also had medical problems which I stepped up and helped, but I got a little steep in debt the last 6 months. Looking to help pay that in a lower rate.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	81
Revolving Credit Balance:	$48,306.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433292	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433292. Member loan 433292 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	US Army	Debt-to-income ratio:	16.37%
Length of employment:	8 years 10 months	Location:	Lindenwold, NJ

Home town:	Linden
Current & past employers:	US Army, Tires Plus
Education:	Camden County College

This borrower member posted the following loan description, which has not been verified:

Credit card debt consolidation

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,583.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433304	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433304. Member loan 433304 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Global Financial Resources	Debt-to-income ratio:	12.06%
Length of employment:	2 years 2 months	Location:	LAFAYETTE, LA

Home town:	Minneapolis
Current & past employers:	Global Financial Resources, Process Piping Materials Inc
Education:	University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

We got behind on a few things last year and have never been able to fully catch up. However, we have the pay checks to cover all of our bills but somehow always get behind in one thing or another. With this loan we can elimate a big chunk of our bills and lower our payments in half. This will also allow us to start saving for a house.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	28
Revolving Credit Balance:	$2,365.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433308

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433308	$3,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433308. Member loan 433308 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Santa Clarita Community College District	Debt-to-income ratio:	24.35%
Length of employment:	4 years	Location:	CANOGA PARK, CA

Home town:	Orange
Current & past employers:	Santa Clarita Community College District
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Looking for a fair APR rate that will allow me to pay off my debt faster!

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	2
Revolving Credit Balance:	$15,583.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433310	$12,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433310. Member loan 433310 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Hilmar Cheese Company	Debt-to-income ratio:	14.86%
Length of employment:	4 years 9 months	Location:	Newman, CA

Home town:	Newman
Current & past employers:	Hilmar Cheese Company, ATS Systems CA Inc
Education:	Las Positas College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my and my wife's credit card debt into one low and easy payment. I have very good credit and I am always on time with payment. It is just hard to pay off 3 different credit cards at the same time. I am hoping to get out of debt and back onto healthy grounds financially.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,687.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433311	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433311. Member loan 433311 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	14.50%
Length of employment:	1 year 8 months	Location:	Madison, AL

Home town:	Dearborn
Current & past employers:	Northrop Grumman, Booz Allen Hamilton Inc
Education:	Auburn University Main Campus, Unversity of Alabama in Huntsville

This borrower member posted the following loan description, which has not been verified:

I have several liabilities that I would like to consolidate into a single loan with a competitive interest rate. Your company was highly recommended as a secure and competitive lender and I like the comments I've read concerning your company.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,607.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433320	$15,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433320. Member loan 433320 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Mytek Network Solutions	Debt-to-income ratio:	19.72%
Length of employment:	3 years 6 months	Location:	Phoenix, AZ

Home town:	Dayton
Current & past employers:	Mytek Network Solutions
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Our business is growing but access to capital is shrinking. American Express continues to shrink our line of credit and we need the working capital to grow our business. We perform fairly sophisticated computer hardware and software projects and purchase/front the required components as part of the project for the customer. The float is about 6 to 8 weeks. We need the additional capital to ease our cash flow. I borrowed $25K from LendingClub investors last year and paid that off early. We have been in business since spring of 2006 and continue to grow despite the external economic factors.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,563.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433328	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433328. Member loan 433328 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Midwest Bank & Trust	Debt-to-income ratio:	7.70%
Length of employment:	4 years 4 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Midwest Bank & Trust
Education:	Concordia University-River Forest

This borrower member posted the following loan description, which has not been verified:

I need this money to pay my undergraduate tuition to order my transcript for my graduate school. This loan would be paid back in full upon applying for a student loan upon my acceptance into the graduate program.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,743.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433336	$13,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433336. Member loan 433336 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Bridgers and Paxton Consulting Engineers	Debt-to-income ratio:	17.96%
Length of employment:	3 years	Location:	RIO RANCHO, NM

Home town:	Cincinnati
Current & past employers:	Bridgers and Paxton Consulting Engineers, L3 Communications
Education:	Rose-Hulman Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am looking to secure a short term personal loan to refinance my last remaining credit card debt. This is due to a recent rate increase from my current credit card company, which I feel is undeserved due to my excellent credit and payment history with them. So, I plan to pay the remainder of the balance, with money from this loan, and cut up the card.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,368.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433347	$7,550	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433347. Member loan 433347 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morrisville Auxiliary Corporation	Debt-to-income ratio:	22.05%
Length of employment:	2 years	Location:	(Syracuse), NY

Home town:
Current & past employers:	Morrisville Auxiliary Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I'm simply looking to consolidate my credit card debt and stop using my cards. Thank you.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	60
Revolving Credit Balance:	$24,604.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433371	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433371. Member loan 433371 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Lebanon School District	Debt-to-income ratio:	11.50%
Length of employment:	2 years	Location:	LEBANON, PA

Home town:
Current & past employers:	Lebanon School District
Education:	Pennsylvania State University-Penn State Harrisburg, Lebanon Valley College

This borrower member posted the following loan description, which has not been verified:

This loan is intended for me to use to help my family. Currently, they are going through some hard times and I would like to help them out. I am in good credit standing and would like to step up to the plate. I have made responsbile and on time payments on all loans in my credit history.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,045.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433376	$4,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433376. Member loan 433376 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Gildan	Debt-to-income ratio:	12.68%
Length of employment:	30 years	Location:	Fort Payne, AL

Home town:	Fort Payne
Current & past employers:	Gildan
Education:	Athens State University

This borrower member posted the following loan description, which has not been verified:

This loan is to pay a few small debts, but to mainly pay for my college education. With the economy being down, I need a better education to get a better paying job to support my family. Please help me with my dream.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1969	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	31	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,241.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433389	$16,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433389. Member loan 433389 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	HEALTH SYSTEM ONE	Debt-to-income ratio:	6.33%
Length of employment:	4 years 3 months	Location:	DAVIE, FL

Home town:	FRANKLIN
Current & past employers:	HEALTH SYSTEM ONE, HELG PR
Education:	American Academy of Acupuncture and Oriental Medicine

This borrower member posted the following loan description, which has not been verified:

Add new cabinets. ??? Replace rusty faucets with new ones. ??? Add refinished kitchen cabinet doors to my cabinet section. ??? Add new lighting and use it to highlight new items.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	42	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	94	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,894.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433423	$7,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433423. Member loan 433423 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,684 / month
Current employer:	Lamplight Christian School	Debt-to-income ratio:	5.67%
Length of employment:	2 years	Location:	Reno, NV

Home town:	Ft. Monmouth
Current & past employers:	Lamplight Christian School, Wilbur D. May Museum, Reno NV
Education:	University of Nevada-Reno

This borrower member posted the following loan description, which has not been verified:

I have an excellent history of paying my debts on time. I have only been late once on a bill to my credit card in 10 years and it was only because I posted it two days before the due date and forgot the due date was on a Sunday. I generally post my payments one to two weeks before the due date. I made the mistake 3 years ago to do a cash transfer, thinking it transferred with the same interest rate of fixed interest rate of 9.9%, and to my horror the interest was over 21%. My step-son was moving to our area to live with us, and I needed to come up with rent and deposit quickly since we lived in a small place at the time. I transferred $3000.00. I have talked to B of A numerous times to try to lower that interest rate because of course they pay off the lower interest rates first so the higher interest rate part keeps climbing. I think you will find that I have excellent credit and hope to find a more reasonable rate for my debt. We very rarely use our credit card and only used it recently for a car repair of $1000.00 I applied for a different card recently to see if it would cover the cost, but am reluctant to use it and it doesn't cover enough to take care of the higher interest portion. Thank you for your consideration. Sincerely, Yvonne Webb

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,616.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433448	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433448. Member loan 433448 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Michael Stars	Debt-to-income ratio:	18.03%
Length of employment:	10 years	Location:	REDONDO BEACH, CA

Home town:	Torrance
Current & past employers:	Michael Stars, World Linen
Education:	Los Angeles Trade Technical College

This borrower member posted the following loan description, which has not been verified:

I am interested in applying for a personal loan to consolidate my current debt. I am fully employed and have been at my current company for 10 years. I have excellent credit and am timely in monthly payments. The APR with my current credit card company is so high my monthly payments are ineffective. Thanks for your review! Liz Lane

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,422.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433463	$1,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433463. Member loan 433463 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	st. gregory catholic school	Debt-to-income ratio:	18.65%
Length of employment:	13 years	Location:	virginia beach, VA

Home town:	porto alegre
Current & past employers:	st. gregory catholic school, st. gregory catholic school
Education:	pratt institute

This borrower member posted the following loan description, which has not been verified:

I would like to get a 5 year loan to pay off my debts.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1976	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	4
Revolving Credit Balance:	$9,265.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433469	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433469. Member loan 433469 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Lennar Corp.	Debt-to-income ratio:	1.62%
Length of employment:	3 years 2 months	Location:	Laguna Niguel, CA

Home town:	Grand Rapids
Current & past employers:	Lennar Corp., Beazer Homes USA, Siemens Dematic
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Solid overall debt to income ratio of ~20%. Loan amount reflects 100% debt balance pending recently scheduled payments Looking to consolidate in order reduce interest rate and set goal date/term for which to be debt free.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$25,063.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433495	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433495. Member loan 433495 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,292 / month
Current employer:	APC, Inc	Debt-to-income ratio:	10.27%
Length of employment:	8 years 1 month	Location:	Roebuck, SC

Home town:	Union
Current & past employers:	APC, Inc, cone mills corp
Education:	Spartanburg Technical College

This borrower member posted the following loan description, which has not been verified:

I have an excellent credit rating and I have always paid my bills. I have the funds but dont want to spend them. The loan is to buy a commercial freezer (UL2500 Imperial 20.7 cf.). The supplier wants 19.99% interest and I feel thats way too much considering the price is inflated and they can take the freezer at any time. I'm, trying to same some money in interest and get what I want. 48 months is preferred. I will pay off ASAP.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,629.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433504	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433504. Member loan 433504 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	targer	Debt-to-income ratio:	1.53%
Length of employment:	2 years 2 months	Location:	los angeles, CA

Home town:	Los Angeles
Current & past employers:	targer
Education:	Los Angeles City College

This borrower member posted the following loan description, which has not been verified:

need money for wedding saved up about 10000 need the rest total cost on me its about 25000 i have a good job pays me about 4500 net a month future husband very rich guy but i have to do my part he has his own car dealer so i wont have a problem paying of my loan even on my own

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,903.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433496	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433496. Member loan 433496 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,667 / month
Current employer:	Frito-Lay Inc	Debt-to-income ratio:	8.55%
Length of employment:	16 years 4 months	Location:	CHANDLER, AZ

Home town:	Albany
Current & past employers:	Frito-Lay Inc
Education:	BS degree from The State University of New York

This borrower member posted the following loan description, which has not been verified:

Last minute plans have been made to host a family reunion in Phoenix, Az. I am planning to use the loan to help fund the event. My debts have allways been paid on time. I am very reliable and responsible. My credit history is very strong, I have a good job with a solid company which I have been employed with for the past 16+ years. I own my own home that I have been in for 19 months, and prior to my move to Phoenix, owned my own home in California for over 19 years.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,702.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433538	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433538. Member loan 433538 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,833 / month
Current employer:	NJT Companies	Debt-to-income ratio:	20.30%
Length of employment:	1 year 3 months	Location:	Escalon, CA

Home town:	DeRidder
Current & past employers:	NJT Companies, Grimbleby Coleman CPA
Education:	California State University-Stanislaus (CSU Stanislaus)

This borrower member posted the following loan description, which has not been verified:

Please be assured you will be paid 100% in full as I am an ethical person in a business that requires me to be ethical. I would like to pay the loan back in five years with bi-monthly payments. If I am able to pay more with each payment I will do so. In obtaining a loan of 20,000 for a payment term of 4 to 5 years depending on the interest rate would give me a little room to breathe and a piece of mind that I can cut up my two credit cards for good. Please note that I do have a full time job as an assistant controller of the company I work for. I am not going anywhere from this company as we are expanding our restaurant base.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,338.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433549	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433549. Member loan 433549 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	DSLA	Debt-to-income ratio:	15.67%
Length of employment:	5 years	Location:	Kalamazoo, MI

Home town:	Detroit
Current & past employers:	DSLA, YSLA
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

Would like to rehab a property that needs some repairs. Looking for other experienced investors who are liked minded and creative with financing. I have a stable job for over 10 years and about five rental properties in the HUD/Voucher/Section 8 sector that are all producing. I'm looking to expand my business and work with a creative individual who is willing to prosper and expand into the Adult Foster Care/Or Independently Living Sector. Give me an email or a call if you are interested. larrymabryjr@gmail.com or 248 9158696. Thanks, Larry W. Mabry, Jr.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,268.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433569	$16,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433569. Member loan 433569 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	USPI	Debt-to-income ratio:	13.81%
Length of employment:	1 year 6 months	Location:	Lantana, TX

Home town:
Current & past employers:	USPI
Education:

This borrower member posted the following loan description, which has not been verified:

I am a RN make good money and want to be out of debt in 3 years. I figure by consolidating most of my debt to one loan that amortize to ZERO in 3 years would work best.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,840.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433581

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433581	$12,300	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433581. Member loan 433581 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Border International Trucks	Debt-to-income ratio:	22.12%
Length of employment:	1 year 5 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	Border International Trucks, Limited Brands Inc., Sears Holdings Corporation
Education:	Western Technical College

This borrower member posted the following loan description, which has not been verified:

The loan being applied for is to consolidate all my credit cards and become debt free. Upon being approved I would close all the credit cards with the exception of one (the lowest credit limit, $600) due to it being a necessiity to reserve services such as a hotel room or rent a car. I've always made my payments on time and my credit is still in good standing. I want to consolidate my credit cards because I feel its beginning to get out of control and I would rather be proactive before my credit goes bad. Ive racked up some debt recently due to my car breaking down several times now. One of my dogs also aquired a severe infection in his ears leadings to costly visits and an operation coming up shortly. The credit cards' APR is rather high and if I could, I would greatly appreciate the opportunity to consolidate and receive a lower interest so I can finally get rid of the credit cards. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,537.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433589	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433589. Member loan 433589 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Gannett Co.	Debt-to-income ratio:	8.88%
Length of employment:	4 years 11 months	Location:	Boston, MA

Home town:	Framingham
Current & past employers:	Gannett Co., Freedom Communications
Education:	The University of Tampa, Boston University Graduate School of Communications

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,184.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433590	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433590. Member loan 433590 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Home Depot	Debt-to-income ratio:	16.66%
Length of employment:	3 years 6 months	Location:	northbrook, IL

Home town:	Chicago
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Need help in securing and repairing a single family Home. Purchase Price will be around $30,000 dollars and repairs about $20,000. My downpayment of $5000 along with the US government assistance of $8,000 dollar tax incentive coupled with my ($60,000) a year salary and good credit record should make this and easy loan to pay off. Thank you in advance for your assistance. I am looking forward to the day when I can invest money in this program. Thanks Potatocreek

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$4,440.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433594	$10,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433594. Member loan 433594 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,820 / month
Current employer:	United Parcel Service (UPS)	Debt-to-income ratio:	8.74%
Length of employment:	10 months	Location:	LOUISVILLE, KY

Home town:	Angeles City
Current & past employers:	United Parcel Service (UPS), Spherion, Aerotek
Education:	Manuel L Quezon Univ. ( Philippines ), Nova Computer College ( Philippines )

This borrower member posted the following loan description, which has not been verified:

I will pay off all of my four credit cards, which are giving me a hard time, buy me furnitures which i never had since i came here in Kentucky and get me a reliable used car because the one i had caused me to bring it to the shop 3 to 4 times a year.. and the left over extra cash i will put in my savings for emergency use only, to keep me from using credit cards again. If you will look into my credit history ( transunion has it all ), i have a long records of paying my credit cards and it seems like it never ends. Every month i pay more than the minimum payment. I pay $150. 00 on each of my two cards and $50.00 each on the remaining two cards. What I'm trying say is, instead of paying those high rate credit cards every month, i try to find a lender to loan me a one time amount i need to pay off everything and put everything into one credit bill. I may not have an excellent score but I am an excellent payer, I pay what i owe no matter what because i never want anything that can ruin my credit. Lenders will never know that because they never gave me a chance and for policy reason they keep turning me down.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,467.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433598	$1,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433598. Member loan 433598 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Yamato Restaurant	Debt-to-income ratio:	18.26%
Length of employment:	1 year 9 months	Location:	Ventura, CA

Home town:
Current & past employers:	Yamato Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

This money is being used to pay for car regristration, smog check and minor repairs.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,150.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433627	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433627. Member loan 433627 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,532 / month
Current employer:	Student loan funds	Debt-to-income ratio:	1.52%
Length of employment:	n/a	Location:	Centre hall, PA

Home town:	Centre Hall
Current & past employers:	Student loan funds, Penn State OPP
Education:	Lock Haven University of Pennsylvania, Pennsylvania State University-Main Campus, univeristy of medicine and health sciences

This borrower member posted the following loan description, which has not been verified:

I am a medical student that will have to move to another state this upcoming semester. I have already been approved for my loan through Citibank which is to be used for my moving expenses and rent. However, my loan check will not be disbursed to me at least a week after I move in to my new place, and register for my courses in person. This does not help me now, since I do not have those funds to pay to move, and to give the landlord the first months rent upon move-in. I plan on paying back this loan as soon as I receive my funds through my school. I am supposed to receive the check Sept.4. I have my certification letter of the loan awarded to me, as well as other financial I may have received. Since I do not have family, or anyone else I may borrow from, this loan would hold me over until my next disbursement. Without the available funding, I may have to postpone my final semester of basic sciences in medical school.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 12 dated August 10, 2009